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                                                                   EXHIBIT 10.1


                             UWSI/BCBSUW 401(k) PLAN

              (As Amended and Restated Effective January 1, 1997)








                                      54


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                             UWSI/BCBSUW 401(k) PLAN

                                TABLE OF CONTENTS

                                                                          PAGE


SECTION 1 - INTRODUCTION . . . . . . . . . . . . . . . . . . . . .  . . .   1
     1.1    IDENTITY OF THE PLAN: EFFECTIVE DATE. . . . . . . . . . . . .   1
     1.2    ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . .   1
     1.3    PURPOSE OF THE PLAN . . . . . . . . . . . . . . . . . . . . .   1
     1.4    QUALIFIED PLAN INTENDED . . . . . . . . . . . . . . . . . . .   1

SECTION 2 - DEFINITIONS. . . . . . . . . . . . . . . . . . . . . .  . . .   2
     2.1    ACCOUNT: ACCOUNTS . . . . . . . . . . . . . . . . . . . . . .   2
     2.2    ADMINISTRATIVE COMMITTEE: COMMITTEE . . . . . . . . . . . . .   2
     2.3    ADMINISTRATIVE DELEGATE . . . . . . . . . . . . . . . . . . .   2
     2.4    ANNUAL ADDITION . . . . . . . . . . . . . . . . . . . . . . .   2
     2.5    AUTHORIZED LEAVE OF ABSENCE . . . . . . . . . . . . . . . . .   3
     2.6    BENEFICIARY . . . . . . . . . . . . . . . . . . . . . . . . .   3
     2.7    BREAK IN SERVICE; ONE YEAR BREAK IN SERVICE . . . . . . . . .   3
     2.8    CODE OR INTERNAL REVENUE CODE . . . . . . . . . . . . . . . .   3
     2.9    COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     2.10   COMPENSATION. . . . . . . . . . . . . . . . . . . . . . . . .   4
     2.11   COMPENSATION REDUCTION ACCOUNT. . . . . . . . . . . . . . . .   4
     2.12   COMPENSATION REDUCTION AGREEMENT. . . . . . . . . . . . . . .   4
     2.13   COMPENSATION REDUCTION CONTRIBUTIONS  . . . . . . . . . . . .   4
     2.14   DEFERRED RETIREMENT DATE. . . . . . . . . . . . . . . . . . .   5
     2.15   EFFECTIVE DATE. . . . . . . . . . . . . . . . . . . . . . . .   5
     2.16   EMPLOYEE. . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     2.17   EMPLOYEE CONTRIBUTION ACCOUNT . . . . . . . . . . . . . . . .   5
     2.18   EMPLOYER. . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     2.19   EMPLOYER MATCHING CONTRIBUTION ACCOUNT. . . . . . . . . . . .   6
     2.20   EMPLOYER MATCHING CONTRIBUTIONS . . . . . . . . . . . . . . .   6
     2.21   EMPLOYMENT COMMENCEMENT DATE. . . . . . . . . . . . . . . . .   6
     2.22   ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     2.23   FORFEITURE: FORFEITURE ACCOUNT. . . . . . . . . . . . . . . .   6
     2.24   HIGHLY COMPENSATED EMPLOYEE . . . . . . . . . . . . . . . . .   7
     2.25   HOUR OF SERVICE . . . . . . . . . . . . . . . . . . . . . . .   7
     2.26   INVESTMENT ADVISER. . . . . . . . . . . . . . . . . . . . . .   8
     2.27   LIMITATION YEAR . . . . . . . . . . . . . . . . . . . . . . .   8
     2.28   NON-HIGHLY COMPENSATED EMPLOYEE . . . . . . . . . . . . . . .   8
     2.29   NORMAL RETIREMENT AGE . . . . . . . . . . . . . . . . . . . .   8
     2.30   NORMAL RETIREMENT DATE. . . . . . . . . . . . . . . . . . . .   8
     2.31   PARTICIPANT . . . . . . . . . . . . . . . . . . . . . . . . .   9


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     2.32   PERMANENT DISABILITY OR PERMANENTLY DISABLED. . . . . . . . .   9
     2.33   PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
     2.34   PLAN ADMINISTRATOR. . . . . . . . . . . . . . . . . . . . . .   9
     2.35   PLAN YEAR . . . . . . . . . . . . . . . . . . . . . . . . . .   9
     2.36   RE-EMPLOYMENT COMMENCEMENT DATE . . . . . . . . . . . . . . .   9
     2.37   RETIREMENT: RETIRED . . . . . . . . . . . . . . . . . . . . .   9
     2.38   SERVICE: YEAR OF SERVICE. . . . . . . . . . . . . . . . . . .   9
     2.39   SEVERANCE FROM SERVICE DATE . . . . . . . . . . . . . . . . .  10
     2.40   SPECIAL BENEFIT SCHEDULE. . . . . . . . . . . . . . . . . . .  10
     2.41   TRUST . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
     2.42   TRUST AGREEMENT . . . . . . . . . . . . . . . . . . . . . . .  11
     2.43   TRUST FUND. . . . . . . . . . . . . . . . . . . . . . . . . .  11
     2.44   TRUSTEES. . . . . . . . . . . . . . . . . . . . . . . . . . .  11
     2.45   VALUATION DATE. . . . . . . . . . . . . . . . . . . . . . . .  11
     2.46   CONSTRUCTION. . . . . . . . . . . . . . . . . . . . . . . . .  11

SECTION 3 - ELIGIBILITY AND PARTICIPATION . . . . . . . . . . . . . . . .  13
     3.1    ELIGIBLE EMPLOYEES. . . . . . . . . . . . . . . . . . . . . .  13
     3.2    PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . . .  13
     3.3    PARTICIPATION FOLLOWING A BREAK IN SERVICE. . . . . . . . . .  13
     3.4    EVIDENCE OF PARTICIPATION . . . . . . . . . . . . . . . . . .  13
     3.5    DURATION OF PARTICIPATION . . . . . . . . . . . . . . . . . .  14
     3.6    RIGHTS UPON TRANSFER. . . . . . . . . . . . . . . . . . . . .  14

SECTION 4 - CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . .  15
     4.1    NO CONTRIBUTIONS BY PARTICIPANTS. . . . . . . . . . . . . . .  15
     4.2    COMPENSATION REDUCTION CONTRIBUTIONS. . . . . . . . . . . . .  15
     4.3    PERMITTED RANGE OF COMPENSATION REDUCTION
            CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . .  15
     4.4    EMPLOYER MATCHING CONTRIBUTIONS . . . . . . . . . . . . . . .  17
     4.5    ORDER OF APPLICATION OF LIMITATIONS OF SECTIONS 4.3 - 4.4 . .  19
     4.6    RIGHT TO SUSPEND. CHANGE, OR DISCONTINUE COMPENSATION
            REDUCTION CONTRIBUTIONS . . . . . . . . . . . . . . . . . . .  19
     4.7    ROLLOVER CONTRIBUTIONS. . . . . . . . . . . . . . . . . . . .  19
     4.8    GENERAL LIMITATION ON ANNUAL ADDITIONS. . . . . . . . . . . .  20
     4.9    SPECIAL LIMITATION ON ANNUAL ADDITIONS. . . . . . . . . . . .  20
     4.10   DISPOSITION OF EXCESS ANNUAL ADDITIONS. . . . . . . . . . . .  21

SECTION 5 - ACCOUNTING. . . . . . . . . . . . . . . . . . . . . . . . . .  22
     5.1    INDIVIDUAL ACCOUNTS OF PARTICIPANTS . . . . . . . . . . . . .  22
     5.2    CREDITING OF EMPLOYER CONTRIBUTIONS AND FORFEITURES . . . . .  22
     5.3    DEBITING OF DISTRIBUTIONS . . . . . . . . . . . . . . . . . .  22
     5.4    SEPARATE INVESTMENT FUNDS . . . . . . . . . . . . . . . . . .  22


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     5.5    VALUATION OF ACCOUNTS . . . . . . . . . . . . . . . . . . . .  23
     5.6    RETURN OF EMPLOYER CONTRIBUTIONS. . . . . . . . . . . . . . .  24

SECTION 6 - DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . .  25
     6.1    DISTRIBUTIONS UPON RETIREMENT, DEATH OR DISABILITY. . . . . .  25
     6.2    DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT. . . . . . . . .  25
     6.3    FORFEITURES . . . . . . . . . . . . . . . . . . . . . . . . .  26
     6.4    METHOD OF DISTRIBUTION. . . . . . . . . . . . . . . . . . . .  26
     6.5    RESPONSIBILITIES AND DUTIES RELATIVE TO CURRENT RECORDS . . .  27
     6.6    MANNER OF DISPOSING UNCLAIMED DISTRIBUTABLE INTEREST. . . . .  27
     6.7    TIME OF DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . .  27
     6.8    WITHDRAWALS FROM INDIVIDUAL ACCOUNTS. . . . . . . . . . . . .  30
     6.9    DISTRIBUTIONS TO ALTERNATE PAYEES . . . . . . . . . . . . . .  31
     6.10   ELIGIBLE ROLLOVER DISTRIBUTIONS . . . . . . . . . . . . . . .  31

SECTION 7 - BENEFICIARIES . . . . . . . . . . . . . . . . . . . . . . . .  32
     7.1    DESIGNATION OF BENEFICIARY OR BENEFICIARIES . . . . . . . . .  32
     7.2    MISSING BENEFICIARY(IES); RIGHT OF EMPLOYER TO MAKE A
            PRESUMPTION OF DEATH. . . . . . . . . . . . . . . . . . . . .  33

SECTION 8 - LOANS TO PARTICIPANTS . . . . . . . . . . . . . . . . . . . .  34
     8.1    PARTICIPANT LOANS . . . . . . . . . . . . . . . . . . . . . .  34

SECTION 9 - ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . .  36
     9.1    PLAN ADMINISTRATOR. . . . . . . . . . . . . . . . . . . . . .  36
     9.2    THE ADMINISTRATIVE COMMITTEE. . . . . . . . . . . . . . . . .  36
     9.3    EMPLOYMENT OF SERVICES BY THE COMMITTEE . . . . . . . . . . .  36
     9.4    EXPENSES OF ADMINISTRATION. . . . . . . . . . . . . . . . . .  36
     9.5    ACTS OF THE COMMITTEE . . . . . . . . . . . . . . . . . . . .  37
     9.6    INTERPRETATIONS . . . . . . . . . . . . . . . . . . . . . . .  37
     9.7    LIABILITY OF THE COMMITTEE. . . . . . . . . . . . . . . . . .  37
     9.8    APPLICABLE LAW. . . . . . . . . . . . . . . . . . . . . . . .  38
     9.9    PLAN FIDUCIARIES: ALLOCATION OF RESPONSIBILITIES AMONG
            THEM. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
     9.10   RELIANCE ON CO-FIDUCIARIES. . . . . . . . . . . . . . . . . .  38
     9.11   FIDUCIARY DUTIES. . . . . . . . . . . . . . . . . . . . . . .  39
     9.12   PROHIBITED TRANSACTIONS TO BE AVOIDED . . . . . . . . . . . .  39
     9.13   RECORDS AND REPORTS OF THE PLAN ADMINISTRATOR . . . . . . . .  39
     9.14   DATA SUPPLIED BY EMPLOYER . . . . . . . . . . . . . . . . . .  39
     9.15   PARTIAL EXCULPATION . . . . . . . . . . . . . . . . . . . . .  40

SECTION 10 - PROVISIONS RELATING TO PARTICIPANTS  . . . . . . . . . . . .  41


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    10.1     INFORMATION REQUIRED OF PARTICIPANTS . . . . . . . . . . . .  41
    10.2     CLAIMS PROCEDURE . . . . . . . . . . . . . . . . . . . . . .  41
    10.3     RIGHTS IN TRUST FUND . . . . . . . . . . . . . . . . . . . .  42
    10.4     BENEFITS NOT ASSIGNABLE. . . . . . . . . . . . . . . . . . .  42
    10.5     CONDITIONS OF EMPLOYMENT NOT AFFECTED BY PLAN. . . . . . . .  42
    10.6     PAYMENTS PURSUANT TO A QUALIFIED DOMESTIC RELATIONS ORDER. .  43

SECTION 11 - MERGER OR CONSOLIDATION OF PLAN; TERMINATION; AMENDMENT. . .  44
    11.1     MERGER, TRANSFER OR CONSOLIDATION OF PLAN WITH OTHER
             PLANS. . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
    11.2     FUTURE OF THE PLAN; AMENDMENT. . . . . . . . . . . . . . . .  44
    11.3     TERMINATION OF THE PLAN. . . . . . . . . . . . . . . . . . .  45

SECTION 12 - TOP HEAVY PLAN PROVISIONS . . . . . . . . . . . . . . . . . .  47
    12.1     TOP HEAVY PLAN DEFINITIONS. . . . . . . . . . . . . . . . . .  47
    12.2     MINIMUM CONTRIBUTION REQUIREMENT. . . . . . . . . . . . . . .  49
    12.3     ADJUSTMENT TO OVERALL CODE SECTION 415 LIMITATIONS. . . . . .  49

SCHEDULE A - PARTICIPATING EMPLOYERS . . . . . . . . . . . . . . . . . . .  51

SCHEDULE B - EXCLUDED EMPLOYEE GROUPS. . . . . . . . . . . . . . . . . . .  52

SPECIAL BENEFIT SCHEDULE NO. 1 . . . . . . . . . . . . . . . . . . . . . .  53

SPECIAL BENEFIT SCHEDULE NO. 2 . . . . . . . . . . . . . . . . . . . . . .  56

SPECIAL BENEFIT SCHEDULE NO. 3 . . . . . . . . . . . . . . . . . . . . . .  57

SPECIAL BENEFIT SCHEDULE NO. 4 . . . . . . . . . . . . . . . . . . . . . .  61


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                            SECTION 1 - INTRODUCTION

1.1       IDENTITY OF THE PLAN: EFFECTIVE DATE

          The UWSI/BCBSUW 401(k) Plan is hereby amended and restated. The Plan and Trust are intended to meet the requirements of Section 401(a) and 501(a) of the Internal Revenue Code of 1986. The amended provisions of this Plan shall apply only to an Employee who terminates employment on or after the effective date of the amended provision. Unless otherwise stated, the amended provisions of the Plan are effective January 1, 1997, except that the amendments relating to daily recordkeeping, including, but not limited to, Sections 2.45, 4.2, 4.6, and Section 5, shall be effective July 1, 1996.

1.2       ADMINISTRATION

          The "Plan Administrator," within the meaning of ERISA, is the Company. The Plan Administrator shall have duties and responsibilities under the Plan as described in Section 9.

          All books and records of the Plan are maintained on a Plan Year basis.

1.3       PURPOSE OF THE PLAN

          The Plan, as herein amended and restated, is established and maintained for the purpose of enabling Employees of the Employer to have a portion of their compensation contributed on a tax-deferred basis to the Plan.

1.4       QUALIFIED PLAN INTENDED

          The Employer intends that the Plan, as amended, restated and redesignated effective January 1, 1997 (unless otherwise stated), and as the same may from time to time be amended, shall constitute a qualified plan under the provisions of the Internal Revenue Code of 1986, and shall be in full compliance with the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Employer intends to continue the Plan in effect indefinitely, subject always, however, to the rights reserved by the Employer to amend and terminate the Plan as herein set forth. Notwithstanding any provision in this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with
Section 414(u)(4) of the Code.


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                             SECTION 2 - DEFINITIONS

          The following terms, when used herein and initially capitalized, shall have the following meanings for all purposes of the Plan.

2.1       ACCOUNT: ACCOUNTS

          "Account" (or Accounts) means the individual Account(s) maintained for a Participant (as described in Section 5) to record his share of the contributions made by the Employer and adjustments relating thereto, whether it be the Participant's Compensation Reduction Account or Employer Matching Contribution Account, Rollover Account, Transfer Account or his Employee Contribution Account containing voluntary contributions made by Participants to the Plan prior to January 1, 1985.

2.2       ADMINISTRATIVE COMMITTEE: COMMITTEE

          "Administrative Committee" and "Committee" mean the Committee as described in Section 9.

2.3       ADMINISTRATIVE DELEGATE

          "Administrative Delegate" means one or more persons or institutions to whom the Administrative Committee has delegated certain administrative functions pursuant to a written agreement.

2.4       ANNUAL ADDITION

          "Annual Addition", when used with reference to a Participant for any Plan Year, means, for this Plan and any other profit-sharing or defined contribution plan maintained by the Employer and qualified under Section 401(a) of the Code, the sum of:

          (A) Employer contributions, including any contributions to the Participant's Compensation Reduction Account,

          (B)  Forfeitures, if any, and

          (C)  Voluntary non-deductible Employee contributions, if any.

          For Plan Years beginning prior to January 1, 1987, voluntary non-deductible contributions were considered Annual Additions to the extent they exceeded the lesser of 6% of the Participant's Compensation or one-half of the Participant's voluntary non-deductible contributions.


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2.5       AUTHORIZED LEAVE OF ABSENCE

          "Authorized Leave of Absence" means any absence authorized by the Employer for temporary disability or for other good cause provided that all persons under similar circumstances must be treated alike in the granting of such Authorized Leaves of Absence and provided further that the Participant returns within the period of authorized absence.

          An absence due to service in the Armed Forces of the United States shall be considered an Authorized Leave of Absence provided that the absence is caused by war or other emergency, or provided that the Employee is required to serve under the laws of conscription in time of peace, and further provided that the Employee returns to employment with the Employer within the period provided by law.

2.6       BENEFICIARY

          "Beneficiary" means the person or persons entitled to receive benefits under this Plan by reason of death of a Participant, as more definitively described in Section 7.

2.7       BREAK IN SERVICE; ONE YEAR BREAK IN SERVICE

          "Break in Service", or a "One Year Break in Service", with respect to an Employee means a period of one or more Plan Years during which a Participant renders 500 or less Hours of Service during each such Plan Year.

          In order to prevent a One Year Break in Service from occurring for participation and vesting purposes, an Employee or Participant who is absent from work due to a maternity/paternity leave of absence will be treated as having completed the number of hours that normally would have been credited but for the absence. Such Employee or Participant will be credited with no more than 501 Hours of Service in either the Plan Year in which the maternity/paternity leave begins (if the crediting is necessary to prevent a Break in Service in that Plan Year), or in the following year. For purposes of this paragraph, an Employee or Participant will be deemed to be on a maternity/paternity leave of absence if such person is absent from work due to: (a) the pregnancy of the Employee or the Participant, (b) the birth of a child of the Employee or the Participant, (c) the placement of a child with the Employee or the Participant in connection with the adoption of a child, or (d) the Employee's or the Participant's caring for such child for a period beginning immediately following such birth or placement.

2.8       CODE OR INTERNAL REVENUE CODE

          "Code" or "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.


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2.9       COMPANY

          "Company" means United Wisconsin Services, Inc. and Blue Cross & Blue Shield United of Wisconsin.

2.10      COMPENSATION

          "Compensation" means, with reference to a Participant for any Plan Year, a Participant's base pay for Service rendered to the Employer, sales and persistency bonuses and any amount (I) deferred to this Plan or any other 401(k) plan pursuant to a salary reduction agreement or (ii) contributed to a cafeteria plan qualified under Section 125 of the Code; provided, however, that for Plan Years beginning on or after January 1, 1994, Compensation shall not exceed $150,000 (or such other amount as may be determined by the Secretary of Treasury in accordance with Section 401(a)(17) of the Internal Revenue Service to reflect increases in the cost-of-living); provided, further that for Plan Years beginning on or after January 1, 1997, the rules of Code Section 414(q)(6) (relating to aggregation of family members) shall not apply with respect to the foregoing limitation. Compensation does not include overtime pay, profit sharing and other bonuses and commissions earned by the Participant, and any amount received by the Participant as severance pay.

2.11      COMPENSATION REDUCTION ACCOUNT

          "Compensation Reduction Account" means the separate Account of a Participant consisting of the value attributable to contributions, if any, made under the Plan by the Employer at any time pursuant to a Compensation Reduction Agreement signed by the Participant, increased by net gains and decreased by net losses and distributions therefrom, all in accordance with the provisions of the Plan.

2.12      COMPENSATION REDUCTION AGREEMENT

          "Compensation Reduction Agreement" means the agreement between a Participant and the Employer whereby the Participant elects to defer a portion of his Compensation and the Employer agrees to contribute such amount to such Participant's Compensation Reduction Account on behalf of the Participant in a manner intended to satisfy the requirements of Section 401(k) of the Code.

2.13      COMPENSATION REDUCTION CONTRIBUTIONS

          "Compensation Reduction Contributions" means the pre-tax contributions made at the Participant's election pursuant to Section 4.2.


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


2.14      DEFERRED RETIREMENT DATE

          "Deferred Retirement Date" means the date on which a Participant actually retires subsequent to the attainment of his Normal Retirement Date.

2.15      EFFECTIVE DATE

          "Effective Date" means January 1, 1997.

2.16      EMPLOYEE

          "Employee" means any person who is actively employed as a salaried or hourly employee by an Employer which participates in this Plan (as set forth in Schedule A to this Plan), and who (I) is not included in a unit of employees covered by a collective bargaining agreement under which retirement benefits are the subject of good faith bargaining, (ii) is not in a group of employees specifically excluded from participating in the Plan (as set forth on Schedule B to this Plan), and (iii) is receiving remuneration for personal services rendered to such Employers (or would be receiving such remuneration except for an authorized leave of absence). The term "Employee" shall not include a "Leased Employee" as defined in Section 414(n) of the Code, except to the extent required by law. Notwithstanding anything in this Plan to the contrary, persons who are classified by an Employer as independent contractors shall not be considered Employees eligible to participate in the Plan.

2.17      EMPLOYEE CONTRIBUTION ACCOUNT

          "Employee Contribution Account" means the separate Account maintained to hold voluntary contributions made by a Participant to the Plan prior to January 1, 1985, increased by net gains and decreased by net losses and distributions therefrom, all in accordance with the provisions of the Plan.

2.18      EMPLOYER

          "Employer" means any Employers which are participating in this Plan as set forth on Schedule A to this Plan.

          For purposes of calculating the maximum benefit payable under Sections 4.8, 4.9, and 4.10, determining when a Break in Service or a One-Year Break in Service has occurred under Section 2.7, determining Years of Service under
Section 2.38, determining a Participant's rights upon an employment transfer under Section 3.6, and determining whether an Employee has completed the eligibility service requirement under Section 3.2, the term "Employer" shall, to the extent required by applicable law, include:

          (1) any corporation other than the Company or an Employer, i.e., either a subsidiary corporation of an affiliated or associated corporation of the Company or an


                                      63                                   5


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Employer, which together with the Company or an Employer is a member of a
"controlled group" of corporations (as defined in Code Section 414(b));

          (2) any organization which together with the Company or an Employer is under "common control" (as defined in Code Section 414(c));

          (3) any organization which together with the Company or an Employer is an "affiliated service group" (as defined in Code Section 414(m)); or

          (4) any other entity required to be aggregated with the Company or an Employer pursuant to regulations under Code Section 414(o).

          Notwithstanding the foregoing, the term Employer may, in the discretion of the Committee, be defined to include an entity described in paragraphs (1) through (4) above for any purpose under the Plan.

2.19      EMPLOYER MATCHING CONTRIBUTION ACCOUNT

          "Employer Matching Contribution Account" means the separate Account of a Participant consisting of Employer matching contributions allocated thereto, increased by net gains and decreased by net losses and distributions therefrom, all in accordance with the provisions of the Plan.

2.20      EMPLOYER MATCHING CONTRIBUTIONS

          "Employer Matching Contributions" means the Employer Contributions made pursuant to Section 4.4 based on the Compensation Reduction Contributions made by a Participant.

2.21      EMPLOYMENT COMMENCEMENT DATE

          "Employment Commencement Date" means the date on which an Employee first performs an Hour of Service for the Employer.

2.22      ERISA

          "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.

2.23      FORFEITURE: FORFEITURE ACCOUNT

          "Forfeiture" or "Forfeiture Account" means that portion of a Participant's Employer Matching Contribution Account to which he is not entitled upon a distribution under the Plan, as more fully described in Section 6.3.


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2.24      HIGHLY COMPENSATED EMPLOYEE

          A "Highly Compensated Employee" is, for Plan Years beginning on or after January 1, 1997, any Employee who, during the current year or the preceding year

          (i)  was a 5% owner (as defined in Code Section 416(I)); or

          (ii) received Compensation from the Employer in excess of $80,000 (as adjusted for cost-of-living by the Secretary of Treasury). Family members (i.e., Employee's spouse, lineal ascendants or descendants, and the spouse of such lineal ascendants or descendants) of a Highly Compensated Employee shall be treated as separate Employees.

2.25      HOUR OF SERVICE

          "Hour of Service" shall mean:

          (A) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed; and

          (B) Each hour for which an Employee is paid, or entitled to payment by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, personal day, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty or leave of absence. Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference; and

          (C) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraphs (A) or (B), as the case may be, and under this paragraph (C). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

          (D) Each hour for which the Employee is unpaid on account of a period of time during which no duties are performed due to illness, incapacity (including disability), layoff, military duty or leave of absence. Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference.

          (E) Notwithstanding the above, an Hour of Service shall not include an Hour of Service on account of a period in which the Employee does not perform any duties, if payment by the Employer on behalf of the Employee is pursuant to a plan or program maintained solely for the purpose of complying with applicable workers' compensation,


                                      65                                     7
unemployment compensation or disability insurance laws, or for any payment which is made pursuant to a long-term disability program.

          (F) For Hours of Service credited under either paragraphs (B) or (D), no more than 501 Hours of Service shall be so credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period). In addition, the same Hours of Service shall not be credited under both paragraphs (B) and
(D).

          (G) Hours of Service for Employees under paragraphs (A), (B) and (C) shall be determined by crediting each Employee with 45 Hours of Service for each week in which the Employee would have been credited with at least 1 Hour of Service under paragraphs (A), (B) and (C). However, for classes of Employees paid on an hourly basis and for Employees for whom records of hours are maintained, Hours of Service under paragraphs (A), (B) and (C) shall be determined on the basis of hours for which Compensation is paid or due.

2.26      INVESTMENT ADVISER

          "Investment Adviser" means a person or organization who is acting as such with respect to the Trust Fund, in accordance with the terms of the Trust Agreement. An Investment Adviser (other than a bank or insurance company) must be registered as an Investment Adviser under the Investment Advisers Act of 1940 and must have acknowledged in writing that he is a Fiduciary with respect to the Plan and the Trust.

2.27      LIMITATION YEAR

          "Limitation Year" (as defined in Section 2.01 of Revenue Ruling 75-48) means for purposes of the limitations on contributions as imposed by Section 415 of the Code, the Plan Year.

2.28      NON-HIGHLY COMPENSATED EMPLOYEE

          A "Non-Highly Compensated Employee" shall mean any Employee who is not a Highly Compensated Employee as defined in Section 2.24.

2.29      NORMAL RETIREMENT AGE

          "Normal Retirement Age" means the date on which a Participant attains age sixty-five (65).

2.30      NORMAL RETIREMENT DATE

          "Normal Retirement Date" means the first day of the month coincident with or next following the date as of which a Participant shall have attained his Normal Retirement Age.


                                      66                                     8

2.31      PARTICIPANT

          "Participant" means an Employee of the Employer who meets the requirements of Section 3 for eligibility and participation in the Plan, including a former active Participant who is entitled to benefits hereunder.

2.32      PERMANENT DISABILITY OR PERMANENTLY DISABLED

          "Permanent Disability" or "Permanently Disabled," when used with reference to a Participant, means his physical or mental condition which persists for at least six continuous months and is such that, in the opinion of the Employer, he is no longer capable of discharging the responsibilities of his job assignment with the Employer or the duties of such other position or job which it makes available to him and for which such Employee is qualified by reason of his training, education or experience.

2.33      PLAN

          "Plan" means the UWSI/BCBSUW 401(k) Plan, as amended from time to time.

2.34      PLAN ADMINISTRATOR

          The "Plan Administrator" is the Company. With respect to the Plan, the Plan Administrator shall have the duties and responsibilities described in
Section 9 hereof.

2.35      PLAN YEAR

          "Plan Year" means the annual accounting period designated as such for purposes of the Plan by the Plan Administrator. The Plan Year commences on January 1 and terminates on the next following December 31.

2.36      RE-EMPLOYMENT COMMENCEMENT DATE

          "Re-employment Commencement Date" means the date on which an Employee or a Participant first performs an Hour of Service for the Employer, following his Severance from Service Date.

2.37      RETIREMENT: RETIRED

          "Retirement" or "Retired" means the termination of a Participant's employment with the Employer, for any reason other than death, on account of his Permanent Disability or on or after his Normal Retirement Date.

2.38      SERVICE: YEAR OF SERVICE

          "Service" and "Year of Service", for purposes of determining vesting credit, mean:


                                      67                                     9

          (A) an Employee shall receive credit for one Year of Service for each full Plan Year of employment,

          (B) for the Plan Year in which the Employee is initially employed or for the Plan Year in which the Employee terminates employment, an Employee shall receive credit for one Year of Service for the partial Plan Year if the Employee completes 1,000 or more Hours of Service.

          As of each June 30, all employees hired prior to the preceding January 1 shall be credited with 1,000 Hours of Service for vesting purposes. Employees who terminate prior to June 30 and who actually work 1,000 Hours of Service will receive credit for a full year of vesting service.

          Periods of temporary illness, temporary layoff and Authorized Leaves of Absences shall not be deemed as breaking employment and shall be counted as Years of Service. A Participant shall not receive more than one Year of Service credit for any Plan Year irrespective of the number of Employers a Participant is employed by during such Plan Year.

          Notwithstanding the foregoing, if a Participant who is vested in a portion or all of his Employer Matching Contribution Account incurs a Break in Service (and subsequently is rehired), any Years of Service attributable to his prior period of employment shall be reinstated as of his Re-employment Commencement Date, provided he completes a Year of Service following his Re-employment Commencement Date.

          If a Participant who is not vested in his Employer Matching Contribution Account incurs a Break in Service (and subsequently is rehired), any Years of Service attributable to his prior period of employment shall be restored as of his Re-employment Commencement Date only if the number of consecutive One Year Breaks in Service is less than five (5) and the Participant completes a Year of Service following his Re-employment Commencement Date.

2.39      SEVERANCE FROM SERVICE DATE

          "Severance from Service Date" means the date on which a Participant resigns, retires, is discharged or dies. The Severance from Service Date is significant in determining continuity of employment in the determination of a Break in Service and in the determination of a Participant's vested interest in his Employer Matching Contribution Account.

2.40      SPECIAL BENEFIT SCHEDULE

          "Special Benefit Schedule" means a set of supplementary Plan provisions adopted by the Administrative Committee setting forth any special Plan provisions in effect for a specific Employer or group of Employees covered by the Plan. If any provisions contained


                                      68                                    10
in a Special Benefit Schedule conflict with the remaining provisions of the Plan, the Special Benefit Schedule shall govern. The existence of Special Benefit Schedules shall not be construed as the creation of different plans for purposes of the Code or ERISA.

2.41      TRUST

          "Trust" means, effective July 1, 1996, the UWSI/BCBSUW Defined Contribution Plans Master Trust maintained in accordance with the terms of the Trust Agreement as from time to time amended, which constitutes part of this Plan.

2.42      TRUST AGREEMENT

          "Trust Agreement" means that certain Trust Agreement made effective as of July 1, 1996 by and between United Wisconsin Services, Inc., Blue Cross & Blue Shield United of Wisconsin and American Express Trust Company under which the Employer is settlor and America Express Trust Company is the Trustee, and any successor to such Trust Agreement.

2.43      TRUST FUND

          "Trust Fund" means, at time of reference, the assets of the Trust. The term "Trust Fund" shall also mean, at time of reference, the assets or funds held under a custodial account pursuant to an agreement between United Wisconsin Services, Inc., Blue Cross & Blue Shield United of Wisconsin and an authorized custodian.

2.44      TRUSTEES

          "Trustees" means the fiduciaries designated as such in the Trust Agreement, including all "Successor Trustees" at any time acting thereunder. If the Plan's assets are held in a custodial account pursuant to a custodial agreement, the term "Trustees" will be deemed to include any custodian named in such agreement.

2.45      VALUATION DATE

          "Valuation Date" means any day that the New York Stock Exchange is open for business or any other date mutually agreed to by the Administrative Committee and the Trustee.

2.46      CONSTRUCTION

          Within this Plan document, as the same may be amended from time to time, the masculine pronoun shall be deemed to include the feminine and the neuter, and the single shall be deemed to include the plural whenever the context requires. The words


                                      69                                   11

"terminate," "terminated," "termination of employment," "retire," "retired," or "retirement" shall be interpreted to mean the termination of employment or retirement of the Participant from employment with all Employers and nonparticipating Employers.






                                      70                                   12

                    SECTION 3 - ELIGIBILITY AND PARTICIPATION

3.1       ELIGIBLE EMPLOYEES

          The Plan is applicable only to Employees of an Employer. Accordingly, only eligible Employees who become Participants under the Plan shall have benefits accrued hereunder.

3.2       PARTICIPATION

          (A) Any Employee who was a Participant pursuant to the terms of the Plan in effect on December 31, 1996 and who is actively employed by the Employer on January 1, 1997 shall continue as a Participant in the Plan on January 1, 1997.

          (B) With respect to any Employee who has not satisfied the participation requirements under (A) on or after January 1, 1997, each such Employee shall become a Participant in the Plan on the January 1, April 1, July 1, or October 1 coincident with or next following his completion of twelve (12) consecutive months of service in which he completes 1,000 Hours of Service. In the event an Employee fails to complete 1,000 Hours of Service during his initial twelve (12) month period of employment, he shall become a Participant on the January 1 next following his completion of 1,000 Hours of Service during the Plan Year which contains the first anniversary (or succeeding anniversaries) of his Employment Commencement Date (or Re-employment Commencement Date).

3.3       PARTICIPATION FOLLOWING A BREAK IN SERVICE

          Any Participant who incurs a Break in Service (due to termination of employment or otherwise) on and after the Effective Date (or any Participant who had terminated his employment and subsequently returned to active employment before incurring a Break in Service) shall be subject to the following rules for determining his participation in the Plan:

          (A) If the Participant is rehired before he has a Break in Service, he shall again participate in the Plan as of his Re-employment Commencement Date.

          (B) If a Participant incurs a Break in Service and following that Break in Service again completes a twelve (12) consecutive month period of employment during which he works 1,000 Hours of Service, he shall again be eligible to participate in the Plan on the date set forth in Section 3.2 as if he were a new employee as of his Re-employment Commencement Date.

3.4       EVIDENCE OF PARTICIPATION

          Upon completion of the requisite service requirements, the otherwise eligible Employee shall become a Participant. The Plan Administrator shall notify the Employee


                                      71                                   13
that he is eligible to be a Participant in the Plan, and the effective date thereof. The Plan Administrator shall also furnish the Participant with the forms and materials necessary in order for the Participant to elect to have contributions made to his Compensation Reduction Account and to designate a Beneficiary (or Beneficiaries) to whom distribution of his values in the Plan should be made in the event of his death prior to the full receipt of his interest in the Trust.

3.5       DURATION OF PARTICIPATION

          An Employee who becomes a Participant shall continue to be a Participant until he terminates employment. If a Participant has a One Year Break in Service before he is entitled to receive (then or thereafter) a benefit hereunder, he thereupon shall cease to be a Participant, and shall so remain unless he again becomes a Participant as specified in Section 3.3.

3.6       RIGHTS UPON TRANSFER

          (A) TRANSFERS TO NON-COVERED JOB CLASSIFICATION: If a Participant is transferred to a job classification with the Employer whereby he is no longer eligible to be covered under the Plan (as set forth in Section 3.1), such Participant shall cease active participation in the Plan and, except to the extent provided in Section 5.2, no further contributions will be made on his behalf under this Plan from and after the effective date of the transfer. As soon as administratively feasible after the date a Participant transfers to a new job classification, the balance of such Participant's Accounts will be transferred to a qualified plan maintained by the Employer for employees in the non-covered job classification. Such Participant shall continue to vest in the transferred Accounts balance at least as rapidly as such Participant vested under this Plan.

          (B) TRANSFERS TO COVERED JOB CLASSIFICATION: If an Employee is transferred to a job classification whereby he is eligible to be covered under the Plan (as set forth in Section 3.1), such Employee shall become a Participant as of the later of his date of transfer or the date he satisfies the requirements of Section 3.2. Such transferred Employee shall be credited with Service for vesting purposes for any employment with the Employer before the date of transfer, and shall continue to vest in any transferred account balance at least as rapidly as such Employee vested under such other plan.


                                      72                                    14

                            SECTION 4 - CONTRIBUTIONS

4.1       NO CONTRIBUTIONS BY PARTICIPANTS

          Voluntary after-tax contributions under the Plan shall not be required or permitted of any Participant on or after January 1, 1985. However, an Employee Contribution Account shall be maintained for Participants who made voluntary after-tax contributions to the Plan prior to January 1, 1985.

4.2       COMPENSATION REDUCTION CONTRIBUTIONS

          A Participant shall be eligible to have contributions made to his Compensation Reduction Account as of the date on which he becomes a Participant under Section 3.2. In order to have the Employer make a Compensation Reduction Contribution on his behalf, a Participant must elect to make such contributions by payroll deduction, or otherwise, to his Compensation Reduction Account. Contributions to a Participant's Compensation Reduction Account shall at all times be nonforfeitable and 100% vested.

          Each eligible Participant may elect to have the Employer contribute between 2% and 16% of his Compensation to his Compensation Reduction Account. However, in the event the Administrative Committee determines that the Actual Deferral Percentage Tests in Section 4.3(C) will not be passed, the percentage of Compensation elected by a Highly Compensated Employee to be contributed to his Compensation Reduction Account may be reduced to a level necessary to pass the Actual Deferral Percentage Tests. No Participant shall be permitted to contribute during any calendar year more than $7,000 (as adjusted for cost-of-living in accordance with Code section 402(g)(5)) to his Compensation Reduction Account.

          These Compensation Reduction Contribution provisions shall not be amended more than once every six months, other than to comport with changes in the Code, ERISA, or the rules thereunder.

4.3       PERMITTED RANGE OF COMPENSATION REDUCTION CONTRIBUTIONS

          The permitted range of Compensation Reduction Contributions with respect to any year shall be determined on the basis of a Participant's total Compensation (as defined in Section 2.10) for services rendered to the Employer during the Plan Year. The Employer shall divide its respective Participants into two groups -- Highly Compensated Employees and Non-Highly Compensated Employees, respectively, as discussed herein following:

          (A) HIGHLY COMPENSATED EMPLOYEES: Subject to Section 4.2, each Participant who is a Highly Compensated Employee (as defined in Section 2.24) may have the Employer make Compensation Reduction Account contributions on his behalf under the Plan based on his projected annual earnings from the Employer; provided, however, that the average Actual Deferral Percentage (as defined in subsection (C)) for Participants who are Highly


                                      73                                    15

Compensated Employees, when compared to the average Actual Deferral Percentage for all Participants who are Non-Highly Compensated Employees must meet either of the two tests set forth in subsection (C) below.

          (B) NON-HIGHLY COMPENSATED EMPLOYEES: Subject to Section 4.2, each Participant who is a "Non-Highly Compensated Employee" (as defined in Section 2.28), may have the Employer make Compensation Reduction Account contributions on his behalf under the Plan based on his projected annual earnings from the Employer.

          (C) ACTUAL DEFERRAL PERCENTAGE TESTS: Effective for Plan Years beginning on or after January 1, 1987:

               (1) The average Actual Deferral Percentage for all Participants who are Highly Compensated Employees for the Plan Year shall not exceed the average Actual Deferral Percentage for Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25, or

               (2) The average Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the average Actual Deferral Percentage for Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by two (2), provided that the average Actual Deferral Percentage for Participants who are Highly Compensated Employees does not exceed the average Actual Deferral Percentage for Participants who are Non-Highly Compensated Employees by more than two (2) percentage points (or such lesser amount as the Secretary of Treasury may prescribe).

               (3) For purposes of Paragraphs (1) and (2) above, the term Actual Deferral Percentage means, with regard to Participants who, for any Plan Year, are either considered to be Highly Compensated Employees or Non-Highly Compensated Employees the ratio (calculated separately for each Participant in such group) of the amount of Compensation Reduction Account contributions actually paid to the Trust on behalf of each Participant for such Plan Year to the Participant's W-2 earnings (plus any deferrals made pursuant to Code Sections 125 and 401(k)) for such Plan Year.

          (D) EXCESS COMPENSATION REDUCTION CONTRIBUTIONS: If neither of the requirements of subsection (C) is satisfied, then the Compensation Reduction Contributions with respect to Highly Compensated Employees shall be reduced to the extent necessary to meet the requirements of subsection (C)(1) or (C)(2), whichever is met first. The contributions of Highly Compensated Employees representing the highest total dollar amounts contributed shall be first reduced in order to achieve the requirements of subsection (C)(1) or (C)(2). If Compensation Reduction Contributions with respect to a Highly Compensated Employee are reduced, the Excess Compensation Reduction Contributions shall be distributed, subject to the following:


                                      74                                    16

               (1) For purposes of this subsection, Excess Compensation Reduction Contributions shall mean the amount by which Compensation Reduction Contributions for Highly Compensated Employees have been reduced under this subsection.

               (2) Excess Compensation Reduction Contributions (adjusted for income or losses allocable thereto as specified in paragraph (3), if any) shall be distributed to Participants on whose behalf such excess contributions were made for the Plan Year no later than the last day of the following Plan Year. Furthermore, the Employer shall attempt to distribute such amount by the fifteenth day of the third month following the Plan Year for which the Excess Compensation Reduction Contributions were made to avoid the imposition of an excise tax under Code Section 4979.

               (3) Income or losses allocable to Excess Compensation Reduction Contributions shall be determined using the following methods:

                    (a) Income or losses allocable to Excess Compensation
               Reduction Contributions for the Plan Year shall be determined by multiplying the amount of income or loss for the Plan Year which is allocable to Compensation Reduction Contributions by a fraction. The numerator of the fraction is the Participant's Excess Compensation Reduction Contributions for the Plan Year. The denominator of the fraction is the total balance in the Participant's Accounts attributable to Compensation Reduction Contributions on the last day of the Plan Year, reduced by any income (and increased by any losses) allocable to such total amount for the Plan Year.

                    (b) Income or losses allocable to Excess Compensation
               Reduction Contributions for the Plan Year following the Plan Year for which the excess was contributed shall be equal to 10% of the amount of income determined above, multiplied by the number of calendar months that have elapsed in such subsequent Plan Year prior to the distribution. In determining the number of calendar months which have elapsed, any distribution made on or before the fifteenth day of any month shall be treated as having been made on the last day of the preceding month, and any distribution made after the fifteenth day of any month shall be treated as having been made on the first day of the next month.

4.4       EMPLOYER MATCHING CONTRIBUTIONS

          (A) AMOUNT OF EMPLOYER MATCHING CONTRIBUTIONS: The Employer shall make a matching contribution to the Trust which, when combined with amounts in suspense accounts under Section 6.2 and Forfeitures under Section 6.3 attributable to matching contributions, shall equal a specified percentage of each Participant's Compensation that is deferred pursuant to a Compensation Reduction Agreement. The amount of the


                                      75                                   17
matching contribution shall be equal to 50% of the amount of Compensation Reduction Contributions made on behalf of a Participant by the Employer for the Plan Year; provided that Compensation Reduction Contributions in excess of 5% of Compensation shall not be considered for purposes of determining the amount of the matching contribution.

          (B) NONDISCRIMINATION TESTS: Notwithstanding the foregoing, effective for Plan Years beginning on and after January 1, 1987, the average Contribution Percentage for all Participants who are Highly Compensated Employees, when compared to the average Compensation Percentage for all Participants who are Non-Highly Compensated Employees must meet either of the following two tests:

               (1) The average Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the average Contribution Percentage for Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25, or

               (2) The average Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the average Contribution Percentage for Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by two (2), provided that the average Contribution Percentage for Participants who are Highly Compensated Employees does not exceed the average Contribution Percentage of Participants who are Non-Highly Compensated Employees by more than two (2) percentage points (or such lesser amount, as the Secretary of Treasury shall prescribe).

          For purposes of the preceding two tests, the term "Contribution Percentage" shall mean the ratio (expressed as a percentage) of the sum of all Employer Matching Contributions under the Plan on behalf of a Participant for the Plan Year, to such Participant's W-2 earnings, adjusted for Compensation Reduction Contributions, for the Plan Year.

          (C) EXCESS EMPLOYER MATCHING CONTRIBUTIONS: If neither of the requirements of subsection (B) is satisfied, then the Employer Matching Contributions with respect to Highly Compensated Employees shall be reduced to the extent necessary to meet the requirements of paragraph (B)(1) or (B)(2), whichever is met first. The contributions to the accounts of Highly Compensated Employees representing the highest total dollar amounts contributed will be first reduced in order to achieve the requirements of paragraph (B)(1) or
(B)(2). The adjustments shall be made by distributing the Participant's Employer Matching Contributions (adjusted for income or losses attributable to such contributions) as provided in this subsection.

               (1) For purposes of this subsection, "Excess Employer Matching Contributions" shall mean the amount by which Employer Matching Contributions must be reduced under the first paragraph of this subsection.


                                      76                                    18

               (2) Excess Employer Matching Contributions (adjusted for income or losses allocable thereto) shall be forfeited (if otherwise forfeitable under the provisions of Section 6.2 if the Participant were to terminate employment) on the last day of the Plan Year for which the contributions were made, and shall be used, along with all other Forfeitures arising in that Plan Year, to reduce Employer Matching Contributions in accordance with Section 6.3. Excess Employer Matching Contributions which are nonforfeitable (adjusted for income or losses allocable thereto) shall be distributed to Participants on whose behalf such excess contributions were made for the Plan Year no later than the last day of the following Plan Year. Furthermore, the Employer shall attempt to distribute such amount by the fifteenth day of the third month following the Plan Year for which the Excess Employer Matching Contributions were made to avoid the imposition on the Employer of an excise tax under Code Section 4979.

               (3) Income or losses allocable to Excess Employer Matching Contributions shall be determined in the same manner specified for Excess Compensation Reduction Contributions under Section 4.3(D)(3).

4.5       ORDER OF APPLICATION OF LIMITATIONS OF SECTIONS 4.3 - 4.4

          Any reductions required in Participant contributions or Employer Matching Contributions because of the multiple use of the limits in Section 4.3(C)(2) and 4.4(B)(2) shall be governed by Code section 401(m)(6).

4.6       RIGHT TO SUSPEND, CHANGE, OR DISCONTINUE COMPENSATION REDUCTION
          CONTRIBUTIONS

          A Participant may elect, before the payroll period in which the election is to become effective, to increase or decrease the rate of the contribution to his Compensation Reduction Account; such newly changed rate shall be effective until changed by the Participant. A Participant may also elect to have the Employer suspend making contributions to his Compensation Reduction Account under the Plan altogether. Such changes shall be made by telephonic or other electronic means and shall be effected as soon as administratively feasible.

4.7       ROLLOVER CONTRIBUTIONS

          Each Participant, and each other Employee who is not a Participant, may apply in writing to the Employer (on the form provided for that purpose) to make a Rollover Contribution to the Plan. The Employer will approve any such requests which comply with the applicable requirements of the Code. Upon approval by the Employer, the Rollover Contribution shall be deposited to the Trust Fund and credited to such Participant's Rollover Account.


                                      77                                    19

4.8       GENERAL LIMITATION ON ANNUAL ADDITIONS

          In no event shall the total Annual Addition for any Participant for any Plan Year exceed the lesser of:

               (A) $30,000 (or such other amount as adjusted for the cost-of-living in accordance with Section 415(d) of the Code), or

               (B) Twenty-five percent (25%) of such Participant's total Compensation which is included in gross income for the Plan Year, plus on and after January 1, 1998, any amounts contributed by the Employer pursuant to a salary reduction agreement and which is not included in the Participant's gross income under Code Sections 125 or 402(a)(8).

4.9       SPECIAL LIMITATION ON ANNUAL ADDITIONS

           Prior to January 1, 2000 if the Participant is, or was, covered under a defined benefit plan and a defined contribution plan maintained by the Employer, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction may not exceed 1.0 in any Plan Year.

          The defined benefit plan fraction is a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of (i) 1.25 times the dollar limitation of Section 415(b)(1)(A) of the Code in effect for the Plan Year, or
(ii) 1.4 times the Participant's average Compensation for the three consecutive years that produces the highest average.

          The defined contribution plan fraction is a fraction, the numerator of which is the sum of the Annual Additions to the Participant's Accounts under all defined contribution plans maintained by the Employer (whether or not terminated) for the current and all prior Plan Years, and the denominator of which is the sum of the lesser of the following amounts determined for such Plan Year and for each prior Year of Service with the Employer: (i) 1.25 times the dollar limitation in effect under Section 415 (c)(1)(A) of the Code for each such Plan Year (as modified by Code Section 416(h) to the extent applicable if the Plan is Top Heavy), or (ii) 1.4 times the amount which may be taken into account under Section 415 (c)(1)(B) of the Code.

          Projected annual benefit means the annual benefit to which the Participant would be entitled under the terms of the Plan, if the Participant continued employment until his Normal Retirement Age (or current age, if later) and the Participant's Compensation for the Plan Year and all other relevant factors used to determine such benefit remained constant until Normal Retirement Age (or current age, if later).


                                      78                                    20

4.10      DISPOSITION OF EXCESS ANNUAL ADDITIONS

          If the total Annual Additions for any Participant for any Plan Year would otherwise exceed the maximum Annual Addition permitted under Sections 4.8 and 4.9, the excess amount will be disposed of as follows:

          (A) First, by returning to such Participant, to the extent necessary, any Compensation Reduction Contributions made on his behalf, with investment gains attributable to such Compensation Reduction Contributions, to the extent provided by current law and regulations;

          (B) Second, any Excess Employer Matching Contributions are to be used to (i) reduce Employer Matching Contributions for other eligible Participants and (ii) if needed, restore previously forfeited Employer Matching Contributions.



                                      79                                    21

                             SECTION 5 - ACCOUNTING

5.1       INDIVIDUAL ACCOUNTS OF PARTICIPANTS

          The Employer shall establish and maintain for each Participant two (2) separate Accounts, to be called, respectively, the Compensation Reduction Account and the Employer Matching Contribution Account; each such Account shall be credited or debited to the extent required by this Section 5. In addition, where applicable, the Employer shall establish and maintain a Rollover Account, as may be required under Section 4.7, an Employee Contribution Account (if applicable) in accordance with Section 4.1, and an Employee Transfer Account to reflect amounts transferred to this plan from another qualified plan for which a Special Benefit Schedule is created. The Employer shall maintain adequate records to reflect the interest of each Participant or Beneficiary in the Trust, and shall disclose such information at least once annually. All entries to such individual accounts shall be conclusive and binding upon all parties, except that both arithmetical errors and errors resulting from mistakes in procedure may be corrected by the Employer at any time.

5.2       CREDITING OF EMPLOYER CONTRIBUTIONS AND FORFEITURES

          (A) MATCHING CONTRIBUTIONS: Employer Matching Contributions shall be credited each payroll period to each Participant equal to 50% of a percentage not in excess of 5% of the Participant's Compensation that is deferred pursuant to a Compensation Reduction Agreement during such payroll period.

          (B) COMPENSATION REDUCTION CONTRIBUTIONS: The Employer shall allocate any Compensation Reduction Contribution to the Compensation Reduction Account of any Participant who had a Compensation Reduction Contribution made on his behalf on the date such funds are deposited in the Trust Fund.

          (C) FORFEITURES: Forfeitures (as described in Section 6.3) shall be used as soon as feasible to reduce subsequent Employer Matching Contributions.

5.3       DEBITING OF DISTRIBUTIONS

          The amounts, if any, distributed or paid to or on behalf of a Participant hereunder at any time shall, concurrent with such payment, be debited against his Accounts, as applicable.

5.4       SEPARATE INVESTMENT FUNDS

          (A) ADMINISTRATOR MAY ESTABLISH SEPARATE FUNDS: The Plan Administrator may direct the Trustee to invest in one or more separate investment funds, having different specific investment objectives as the Plan Administrator shall from time to time determine. The Plan Administrator shall determine and may from time to time redetermine the number of


                                      80                                    22
investment funds and the specific objectives of said funds and the investments or kinds of investment which shall be authorized therefor. From time to time the Plan Administrator may add or delete funds without amending the Plan. Participants will be informed as to the various investment options available. Employer Matching Contributions shall be invested in a United Wisconsin Services, Inc. ("UWS") stock fund or as otherwise directed by the Company in its discretion.

          (B) PARTICIPANT DIRECTION PERMITTED: Each Participant has the right to instruct the Plan Administrator to direct the Trustee to invest his Accounts in one or more separate investment funds as established above. Notwithstanding the foregoing or anything in this Plan to the contrary, no Participant subject to the insider trading restrictions of Section 16 of the Securities Exchange Act of 1934 may direct the Trustee to increase or decrease the amount of his account which is invested in the UWS stock fund if, during the preceding six (6) month period, he has directed a change in the opposite direction.

          (C) ADMINISTRATOR TO ESTABLISH RULES: The Plan Administrator may at any time make such uniform and nondiscriminatory rules as it determines are necessary regarding the administration of this directed investment option. The Plan Administrator shall develop and maintain rules governing the rights of Participants to change their investment directions and the frequency with which such changes can be made.

          (D) INVESTMENT ADVISERS: The Plan Administrator may, from time to time, retain the services of one or more persons or firms designated as Investment Advisers for the management of (including the power to acquire and dispose of) all or any part of the Trust, provided that each of such persons or firms (a) is registered as an investment advisor under the Investment Advisers Act of 1940, (b) is a bank (as defined in that Act), or an insurance company qualified to perform manage, acquire, or dispose of trust assets under the laws of more than one State of the United States. Each such Investment Adviser shall acknowledge in writing that it is a fiduciary with respect to the assets of the Trust under its authority and management.

          The Plan Administrator has the authority to direct the Trustee to invest all or a portion of the Trust Fund through any common or collective trust fund or pooled investment fund, including collective investment funds maintained by the Trustee or its successor, for the collective investment of funds held by it in a fiduciary capacity.

5.5       VALUATION OF ACCOUNTS

          As of each Valuation Date, all assets of the Trust Fund shall be valued, net gains or losses shall be allocated, and additions to and withdrawals from Account balances shall be processed in the following manner:

          (A) The fair market value of securities and/or the other assets comprising each investment fund designated by the Committee for direction of investment by the participants of this Plan shall be computed. Each Account balance shall be adjusted each


                                      81                                    23

Valuation Date by applying the closing market price of the investment fund on the current Valuation Date to the share/unit balance of the investment fund as of the close of business on the current Valuation Date.

          (B) Any requests for additions or withdrawals made to or from a specific designated investment fund by any Participant, including allocations of contributions and forfeitures shall then be accounted for. In completing the valuation procedure described above, such adjustments in the amounts credited to such accounts shall be made on the Valuation Date to which the investment activity relates. Contributions received by the Trustee pursuant to this Plan shall not be taken into account until the Valuation Date coinciding with or next following the date such contribution was both actually paid to the Trustee and allocated among the accounts of Participants.

          (C) Notwithstanding paragraphs A and B above, in the event a pooled investment fund has created a designated fund for Participant investment election in this Plan, valuation of the pooled investment fund and allocation of earnings of the pooled investment fund shall be governed by the administrative services agreement of such pooled investment fund. The provisions of any such administrative services agreement shall be deemed a part of this Plan.

          (D) It is intended that this Section operate to distribute among each Account in the Trust Fund all income of the Trust Fund and changes in the value of the assets of the Trust Fund.

5.6       RETURN OF EMPLOYER CONTRIBUTIONS

          If an amount is contributed by the Employer due to a mistake of fact, the Employer shall be entitled to recover such amount within one (1) year of the date such contribution is made. If an amount is contributed by the Employer which is disallowed as a deduction under Code Section 404, the Employer shall be entitled to recover such amount within one (1) year of the date such deduction is disallowed. Trust income attributable to the amount to be recovered shall not be paid to the Employer, but Trust loss attributable thereto shall reduce such amount.


                                      82                                   24

                            SECTION 6 - DISTRIBUTIONS

6.1       DISTRIBUTIONS UPON RETIREMENT, DEATH OR DISABILITY

          If a Participant's Severance from Service Date occurs because of the Participant's retirement, death or Permanent Disability, such Participant (or his Beneficiary) shall be entitled to receive a distribution of 100% of his Employer Matching Contribution Account, Compensation Reduction Account, Employee Contribution Account (if any) and Rollover Account as soon as feasible following his Severance from Service Date, provided such Participant complies with such administrative procedures for distribution as are authorized by the Administrative Committee. The balance of a Participant's Accounts upon distribution shall be based on the value of such Accounts as of the Valuation Date on which the administrative procedures authorized by the Committee for distribution are completed.

6.2       DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT

          If a Participant's Severance from Service Date occurs because of the Participant's resignation or dismissal, such Participant shall be entitled to receive a distribution of 100% of the balance of his Compensation Reduction Account, Employee Contribution Account (if any) and Rollover Account (if any), plus the vested percentage of his Employer Matching Contribution Account and Transfer Account (if any) as soon as feasible following his Severance from Service Date, provided such Participant complies with such administrative procedures for distribution as are authorized by the Administrative Committee. The balance of a Participant's Accounts upon distribution shall be based on the value of such Accounts as of the Valuation Date on which the administrative procedures authorized by the Committee for distribution are completed. The vested percentage of his Employer Matching Contribution Account shall be determined in accordance with the following schedule:

                 YEARS OF SERVICE COMPLETED
               AT SEVERANCE FROM SERVICE DATE    NONFORFEITABLE PERCENTAGE
               ------------------------------    -------------------------

                    Less than 1 Year                        0%
                    1 but Less than 2 Years                 20%
                    2 but Less than 3 Years                 40%
                    3 but Less than 4 Years                 60%
                    4 but Less than 5 Years                 80%
                    5 Years or More                         100%

Notwithstanding the above schedule, a Participant will be 100% vested in his Employer Matching Contribution Account upon the attainment of his Normal Retirement Age.


                                      83                                    25

6.3       FORFEITURES

          That portion of the Employer Matching Contribution Account to which the Participant is not entitled at his Severance from Service Date shall be credited to his Forfeiture Account, established and maintained by the Employer in the terminated Participant's name.

          If the Participant does not return to employment as of the last day of the calendar quarter in which his Severance from Service Date occurs, then the credit balance to such Forfeiture Account shall, subject to the provisions of
Section 6.2 hereof, be a Forfeiture and shall, together with all other applicable Forfeitures occurring during the same calendar quarter, be used to reduce Employer matching contributions for the calendar quarter in which the Forfeiture occurs, or in any subsequent calendar quarter.

          If the Participant returns to the employment of the Employer prior to incurring five (5) consecutive One Year Breaks in Service, any Forfeitures of such Participant's Employer Matching Contribution Account which have been previously forfeited shall be restored to the Participant's Employer Matching Contribution Account effective as of the date the Participant repays the entire amount of the distribution he received from his Employer Matching Contribution Account under Section 6.2 upon his previous termination of employment. Such repayment shall be made within the five (5) year period following the date of the distribution and shall constitute the beginning balance in his new Employer Matching Contribution Account.

          If the Participant returns to employment with the Employer before the end of the calendar quarter in which his Severance from Service Date occurs, then the credit balance to such Forfeiture Account shall be transferred back to his reconstituted Employer Matching Contribution Account.

6.4       METHOD OF DISTRIBUTION

          (A) If a Participant is entitled to receive a distribution upon his retirement, Permanent Disability or termination of employment, such distribution shall be paid under one of the following forms:

               (a)  Lump sum distribution, or

               (b) Equal installments to be paid over a period not exceeding the lesser of fifteen (15) years or the life expectancy of the Participant, or the joint life expectancy of the Participant and his designated Beneficiary.

               (c) Equal installments for a period not exceeding the life expectancy of the Participant or the joint life expectancy of the Participant and his designated Beneficiary.



                                      84                                    26

          (B) If a Participant dies prior to receiving the balance in his Accounts, and he is not married at the time of death, the remaining balance in his Accounts will be distributed in a lump sum to his designated beneficiary. If a Participant is married at the time of his death, his remaining balance in his Accounts shall be paid to his surviving spouse, unless the spouse consents in writing in accordance with Section 7.1 to the designation of another Beneficiary.

6.5       RESPONSIBILITIES AND DUTIES RELATIVE TO CURRENT RECORDS

          Each Participant, and each Beneficiary of a deceased Participant shall file with the Employer from time to time, in writing, his post office address and each change of post office address. Any communication, statement or notice addressed to such person at his last post office address filed with the Employer, or if no such address was filed, then at his last post office address as otherwise shown in the Employer's records, if any, shall be binding on such person for all purposes of the Plan, and neither the Employer nor the Trustee shall be obliged to search for or ascertain the whereabouts or identity of any Participant or Beneficiary.

6.6       MANNER OF DISPOSING UNCLAIMED DISTRIBUTABLE INTEREST

          If all or any part of the interest of any Participant or Beneficiary becomes distributable hereunder and the Plan Administrator, after a reasonable search, cannot locate the Participant or his Beneficiary, if such Beneficiary is entitled to payment, the vested Account balance shall be forfeited and reallocated in accordance with Section 6.3 as of the day the Participant incurred a Break in Service, or such later date as the Plan Administrator may decide. If the Participant or his Beneficiary subsequently presents a valid claim for benefits to the Plan Administrator, the Plan Administrator shall cause the vested Account balance, equal to the amount which was forfeited under this Section, to be restored.

6.7       TIME OF DISTRIBUTIONS

          Notwithstanding any provision of the Plan to the contrary, the following provisions of this Section shall be applicable with respect to the payments of benefits to any Participant or Beneficiary:

          (A) DISTRIBUTION PRIOR TO PARTICIPANT'S DEATH: Unless a Participant elects otherwise, in no event shall payments commence later than 60 days following the end of the Plan Year in which (I) the Participant reaches age 65,
(ii) the Participant terminates employment, or (iii) the Participant attains the tenth (10th) anniversary of the date on which he commenced participation in the Plan, whichever is later. In the case of a Participant who terminates employment due to resignation or dismissal, the Participant may request payment of his benefit at an earlier date. Notwithstanding the above, the entire vested balance of a Participant's Accounts must not be distributed later than the date set forth in paragraph (1) or paragraph (2) below, namely:


                                      85                                    27

               (1) DISTRIBUTION IN A SINGLE SUM: Distribution of a Participant's Accounts in a single sum must be effected no later than April 1 of the calendar year immediately following the later of: the calendar year in which the Participant attains age 70-1/2 or the calendar year in which the Participant retires from active service with the Employer. Notwithstanding the preceding sentence, any Participant who attains age 70-1/2 and was a 5% owner at any time during the Plan Year ending with or within the calendar year in which such Participant attained age 70-1/2 or any subsequent Plan Year must receive a distribution of his Accounts no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2 .

               (2)  DISTRIBUTION BY PERIODIC PAYMENTS:

                    (a) If distribution is by periodic payments (by which term, for purposes of this Section, is meant distribution in any form other than a single sum, as described in paragraph (1) above) then, distribution of the Participant's vested Accounts under the Plan must commence not later than April 1 of the calendar year immediately following the later of: the calendar year in which the Participant attains age 70-1/2 or the calendar year in which the Participant retires from active service with the Employer, and must be spread over a period not greater than any of the following, namely: (I) the remaining lifetime of the Participant; or (ii) the remaining lifetime of the Participant and a designated Beneficiary or contingent annuitant; or (iii) a period not extending beyond the life expectancy of the Participant, as determined by such life expectancy tables under Regulations to Section 72 of the Code; or (iv) a period not extending beyond the life expectancy of the Participant and a designated Beneficiary or contingent annuitant, as determined by such life expectancy tables, as aforesaid.

                    (b)  If distribution shall be in accordance with clause
               (iii) of the immediately preceding sentence of this paragraph
               (2), then, in accordance with applicable governmental regulations, the remaining life expectancy of the Participant -- and, if applicable, his spousal Beneficiary -- may be redetermined each year, and the amount of periodic payments so distributed may be annually adjusted accordingly.

                    (c) Notwithstanding the preceding, any Participant who attains age 70-1/2 and was a 5% owner at any time during the Plan Year ending with or within the calendar year in which such Participant attained age 70-1/2, or any subsequent Plan Year, must begin to receive a distribution of his Accounts no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2 .

                    (d) Any Participant who is not a 5% owner, and attained age 70-1/2 prior to January 1, 1997, and who was required (or would have been


                                      86                                    28
               required) to commence distributions under the rules in effect prior to January 1, 1997, may make an election (at such times and in such form as may be prescribed by the Plan Administrator) to suspend such distributions until the date of the Participant's actual retirement.

          (B) DISTRIBUTIONS AFTER PARTICIPANT'S DEATH: In the event of the Participant's death, his entire or remaining interest under the Plan must be distributed in accordance with either paragraph (1) or paragraph (2) below, namely:

               (1) DEATH AFTER COMMENCEMENT OF BENEFITs: If the Participant shall die after commencement of his benefit payments under the Plan, the remaining values must be distributed at least as rapidly as under the method of distribution selected under paragraph (2) of subsection
           (A) above in this Section.

               (2) DEATH PRIOR TO COMMENCEMENT OF BENEFITS: If a Participant shall die after retirement under the Plan but prior to the commencement of benefit payments on that account hereunder, then, in such event, the entire interest of the Participant must be distributed within the 5-year period measured from the date of the Participant's death; provided, however, that such "5 Year Rule" shall not be applicable in the instances described in subparagraph (a) or subparagraph (b), below:

                    (a) The "5 Year Rule" described above shall not apply if the following three conditions are met at the date of death of the Participant, namely: (I) if any portion of the Participant's interest under the Plan is payable to, or for the benefit of, a designated Beneficiary; and (ii) the portion of the Participant's interest to which the Beneficiary is entitled will be distributed over the remaining lifetime of the Beneficiary (or over a period not extending beyond the remaining life expectancy of such Beneficiary); and (iii) the distributions commence no later than one year after the date of the Participant's death (or such later date which the Secretary of the U.S. Treasury Department may, under pertinent regulations, prescribe);

                    (b) The "5 Year Rule" described above shall not apply if the following two conditions are met at the date of death of the Participant, namely: (I) the portion of the Participant's interest to which the surviving spouse is entitled will be distributed over the remaining lifetime of the surviving spouse (or over a period not extending beyond the life expectancy of the surviving spouse); and (ii) the distributions commence no later than the date as of which the Participant would have attained age 70-1/2. If the surviving spouse dies before the distributions to such spouse begin, then the provisions of this paragraph (2) will apply as if the spouse was the Participant.

          (C) DISTRIBUTIONS TO MINOR CHILDREN: For purposes of subsections (A) and (B), any amount paid to a child under the age of majority shall be treated as if it had been paid to


                                      87                                    29
the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

          (D) INCIDENTAL DEATH BENEFITS: Notwithstanding the foregoing subsections, all distributions shall be made in accordance with the incidental death benefit requirements of Code Section 401(a)(9)(G) and the regulations thereunder.

6.8       WITHDRAWALS FROM INDIVIDUAL ACCOUNTS

          (A) A Participant may not withdraw any of the values in his Employer Contribution Matching Account.

          (B) A Participant may make a partial or total withdrawal from his Employee Contribution Account at any time while remaining in the Service of the Employer. Upon demonstrating a financial hardship, a Participant may withdraw any contributions (but not earnings) that have been credited to his Compensation Reduction Account subject to the following provisions. Effective for withdrawals made on and after January 1, 1989, a withdrawal shall be considered to have been made on account of a financial hardship if such withdrawal is (I) made on account of an immediate and heavy financial need of the Participant and
(ii) is necessary to satisfy such financial need. The determination of the existence of an immediate and heavy financial need and of the amount necessary to meet the need (including amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the withdrawal) shall be made in a nondiscriminatory manner and after appropriate documentation is submitted and only after the approval of the Committee.

               (1) A withdrawal will be deemed to be made on account of an immediate and heavy financial need of the Participant as defined by the IRS regulations and which currently include:

                    (a) Medical expenses described in Code section 213(d) which are incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Code Section 152); or necessary for these persons to obtain medical care as described in Code Section 213(d);

                    (b) Purchase (excluding mortgage payments) of a principal residence for the Participant;

                    (c) Payment of tuition and related educational expenses for the next twelve (12) months of post-secondary education for the Participant, his or her spouse, children or dependents as defined in Code Section 152; or

                    (d) The need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.


                                      88                                    30

               (2) A withdrawal will be deemed necessary to satisfy an immediate and heavy financial need of a Participant if the Employee represents that the need cannot be relieved:

                    (a) Through reimbursement or compensation by insurance or
               otherwise;

                    (b) By liquidation of the Participant's assets to the extent that such liquidation would not cause an immediate and heavy financial need;

                    (c) By cessation of Compensation Reduction Contributions under the Plan; or

                    (d) By other distributions or loans from this Plan or any other plan or by borrowing from commercial sources on reasonable terms.

6.9       DISTRIBUTIONS TO ALTERNATE PAYEES

          Notwithstanding the above, in the event any portion of a Participant's Account becomes payable to an Alternate Payee because of a qualified domestic relations order, such Alternate Payee may apply for and receive an immediate distribution of the entire amount he is entitled to under the Plan as set forth in Section 6.7.

6.10      ELIGIBLE ROLLOVER DISTRIBUTIONS

          (A) DIRECT ROLLOVER. In the case of a distribution after December 31, 1992 that would be an eligible rollover distribution within the meaning of Code
Section 402 if made to the Participant or Beneficiary (distributee), the distributee may elect, to the extent required by law and regulation and in the manner prescribed by the Committee, to have such distribution paid directly to an eligible retirement plan (as defined in Code Section 401(a)(31)). The amount of such direct rollover shall be limited to the amount of the eligible rollover distribution which would otherwise be includible in the distributee's gross income in the absence of a direct transfer and without regard to the rollover rules of Code Sections 402 and 403.

          (B) WITHHOLDING. In the case of an eligible rollover distribution which is not directly transferred to an eligible retirement plan pursuant to Subsection (A) above, the Plan shall reduce the amount of the distribution (or otherwise withhold) by the amount of the tax required to be withheld by law and regulations.


                                      89                                    31

                            SECTION 7 - BENEFICIARIES

7.1       DESIGNATION OF BENEFICIARY OR BENEFICIARIES

          Any Participant may, by instrument in writing, executed and delivered to the Employer during his lifetime, designate a Beneficiary or Beneficiaries to whom distribution of his interest in the Trust shall be made in the event of his death prior to the receipt of his entire interest in the Trust, and he may designate the proportions of his Accounts to be distributed to each such designated Beneficiary if there be more than one. Any such designation may be revoked or changed by the Participant or former Participant at any time, and from time to time, by similar instruments in writing delivered as aforesaid.

          Notwithstanding the preceding, in the event that a married Participant desires to have his interest distributed to a Beneficiary other than his spouse, his spouse must first consent in writing to this distribution and to the specific Beneficiary. The spouse's consent must be witnessed by a Plan representative or Notary Public and must acknowledge that the spouse is aware of the effect of such consent.

          The spousal consent specified herein shall not be required, however, if (I) the Participant establishes, to the satisfaction of the Plan representative, that such consent may not be obtained because there is no spouse, or the spouse cannot be located, or (ii) such consent may, under U.S. Treasury Department Regulations, be waived. Moreover, such spousal consent shall in no event be transferable (i.e., it is applicable only to the spouse so consenting, and not to any subsequent spouse of the Participant).

          The spousal consent required for Beneficiary designations must be made during the period beginning with the first day of the Plan Year in which the Participant attains age 35 and ending on the date of the Participant's death; provided, however, to the extent permitted under applicable regulations, the spouse may validly consent to a Beneficiary designation prior to the first day of the Plan Year in which the Participant attains age 35.

          If there is no designated Beneficiary living upon the death of a Participant or former Participant or if all such designated Beneficiaries die prior to the full distribution of his interest, the then legal representative of the last surviving of the Participant and the designated Beneficiaries, or if the Employer fails to receive notice of the appointment of any such legal representative within one year after such death, the heirs at law of such survivor (in the proportions in which they would inherit his intestate personal property) shall be the Beneficiary to whom the then remaining balance of such interest shall be distributed.


                                      90                                    32

7.2       MISSING BENEFICIARY(IES); RIGHT OF EMPLOYER TO MAKE A PRESUMPTION OF
          DEATH

          If the Employer, after reasonable inquiry, is unable within one year to determine whether or not a designated Beneficiary did in fact survive the event that entitled him to receive distribution of any sum hereunder, it shall be conclusively presumed that such Beneficiary did in fact die prior to such event.


                                      91                                    33

                        SECTION 8 - LOANS TO PARTICIPANTS

8.1       PARTICIPANT LOANS

          (a) ADMINISTRATION - Loans shall be made available in writing or by any other means authorized by the Committee. Any Participant who is a "party in interest" to the Plan, as that term is defined in Section 3(14) of ERISA (hereinafter collectively referred to as "Eligible Borrowers"), may apply for a loan from the Plan (hereinafter referred to as a Participant Loans). Eligible Borrowers requesting a Participant Loan from the Plan may obtain and complete a loan application. An Eligible Borrower may have only two loans outstanding from this Plan at any one time and no loan shall be made in an amount less than $1,000. Loans shall be made as soon as feasible following the request of the Eligible Borrower. The approval or disapproval of any loan application filed pursuant to this Section will be based on the requirements of ERISA, the Code, the Plan and nondiscriminatory rules and procedures established by the Committee.

          (b) LIMITATIONS - The total amount of Participant Loans from the Plan outstanding to any Eligible Borrower, when combined with all loans from all Plans maintained by the Company and any Employer, shall not exceed the lesser of: (I) $50,000 (reduced by principal repayments made during the previous year on any Participant Loans from the Plan); or (ii) 1/2 of the Eligible Borrower's vested, nonforfeitable interest in his Accounts under the Plan.

          (c) TREATED AS INVESTMENT - All Participant Loans granted to an Eligible Borrower under this Section will be considered investments of the Accounts of such Eligible Borrower and the principal and interest payments made by him will be credited to his Accounts. For purposes of determining the extent to which the Eligible Borrower's Accounts share in Trust income, gains, losses and expenses, if any, his Accounts' balances will be reduced by the unpaid amount of any outstanding Participant Loan as of any appropriate valuation date.

          (d) INTEREST - The interest rate charged on any Participant Loan shall be a reasonable rate comparable to prevailing interest rates charged by commercial lenders under similar circumstances.

          (e) SECURITY - Participant Loans shall be secured by the Eligible Borrower's Accounts under the Plan, except that no more than 50% of the value of the Eligible Borrower's vested, nonforfeitable Accounts balances at the time the Participant Loan is made may be used to secure the principal amount of all Participant Loans of the Eligible Borrower.

          (f) REPAYMENT - The repayment provisions of any Participant Loan will be determined at the time the loan is made, subject to the requirements of this Subsection and applicable law. Any Participant Loan shall provide for repayment pursuant to a level amortization schedule with payments not less frequently than quarterly. In no event, however, shall the term of any Participant Loan exceed five (5) years. In order to receive


                                      92                                    34
a Participant Loan, an Eligible Borrower who is also an Employee of the Company must agree, by means authorized by the Committee, to repay the loan by having the Company withhold from the pay for the Eligible Borrower an amount sufficient to meet any installment obligation of the loan, or any portion thereof. Any and all amounts so withheld by the Company will be remitted to the Trustee on a timely basis as an installment on the loan. An Eligible Borrower shall be entitled to prepay the entire outstanding balance of any Participant Loan without penalty at any time. In the event an Eligible Borrower has not repaid the entire Participant Loan at his Severance from Service Date, the Committee shall require that the Participant repay the loan by check payable to the Plan or by such other means as may be mutually agreed upon by the Committee and the Eligible Borrower. The Company shall remit such repayments to the Trustee on a timely basis. Loan repayments will be suspended under this Plan as permitted under Section 414(u)(4) of the Code.

          (g) DISCLOSURE - Every Eligible Borrower who applies for a Participant Loan will be entitled to receive a statement of the charges involved in his loan transaction, including the dollar amount and annual interest rate of the finance charge, and such other disclosure information as may be required by applicable law.

          (h) DEFAULT - Failure to pay principal and interest when due (or within such grace periods as are permitted by applicable law) or any violation of the terms of the note executed between the Plan and an Eligible Borrower shall constitute an event of default. In the event of default, the Committee shall have the right to declare any unpaid balance due and payable, and to foreclose on any security interest. Further, at the earliest date on which an Eligible Borrower is entitled to receive a distribution from the Plan in accordance with ERISA and the Code, the Committee shall have the right to apply the Eligible Borrower's interest in the Plan against the unpaid amount, which amount shall in such event be considered a distribution to the Eligible Borrower.

          (i) LOAN GUIDELINES - The Committee shall issue written loan policy guidelines, which shall form part of the Plan, describing the procedures and conditions for making loans, and may revise those guidelines at any time, and for any reason. The Committee shall have the complete discretion to approve or disapprove any loan application filed pursuant to this Section. Any such approval or disapproval will be based on the requirements of ERISA, the Code, the Plan and nondiscriminatory rules and procedures established by the Committee.


                                      93                                    35

                           SECTION 9 - ADMINISTRATION

9.1       PLAN ADMINISTRATOR

          "The Plan Administrator," within the meaning of ERISA, is the Company. The Company shall have complete charge of the administration of the Plan. The Company is the "named fiduciary" within the meaning of ERISA.

          The Plan Administrator shall have the authority to direct the Trustee to invest all or a portion of the Trust Fund through any common or collective trust fund or pooled investment fund, including collective investment funds maintained by American Express Trust Company or its successor, for the collective investment of funds held by it in a fiduciary capacity.

9.2       THE ADMINISTRATIVE COMMITTEE

          The day-to-day administration of the Plan shall be the responsibility of the Company's Employee Benefits Committee -- herein called the "Committee". Each member of the Committee shall serve without remuneration, but shall be reimbursed for expenses incurred in the performance of his duties.

          The Committee shall also have the authority and discretion to engage an Administrative Delegate who shall perform, without discretionary authority or control, day-to-day administrative functions within the framework of policies, interpretations, rules, practices, and procedures made by the Committee or other Plan Fiduciary. Any action made or taken by the Administrative Delegate may be appealed by an affected Participant to the Committee in accordance with the
claims review procedures provided in Section 10.2.   Any decisions which call
for interpretations of Plan provisions not previously made by the Committee shall be made only by the Committee. The Administrative Delegate shall not be considered a fiduciary with respect to the services it provides.

9.3       EMPLOYMENT OF SERVICES BY THE COMMITTEE

          The Committee may appoint a Secretary who may, but need not be, a member of the Committee. The Committee may employ such agents and such clerical and other services, and such legal counsel, other consultants, and accountants as may, in the opinion of the Committee, be required for the purposes of properly administering the Plan.

9.4       EXPENSES OF ADMINISTRATION

          The Employer is not required, but may, at its discretion, pay the expenses of administration of the Plan, including the fees and expenses of the Trustee. If such expenses of administration are not so paid by the Employer, they shall be paid by the Trustee from the Trust Fund. The Trustee, Investment Adviser and recordkeeper of the Plan (collectively referred to as "Service Providers") will receive reasonable compensation


                                      94                                   36
as may be agreed upon from time to time between the Company or the Committee and such Service Providers. To the extent permitted by law, such compensation shall be paid from the Trust Fund unless paid by the Company.

9.5       ACTS OF THE COMMITTEE

          The Committee shall give to the Trustee any order, direction, consent or advice required under the terms of the Plan or the Trust Agreement, and the Trustee shall be entitled fully to rely on any instrument delivered to it evidencing the action of the Committee as hereinabove described.

9.6       INTERPRETATIONS

          The Committee shall have the exclusive right to make any finding of fact necessary or appropriate for any purpose under the Plan including, but not limited to, the determination of the eligibility for and the amount of any benefit payable under the Plan. The Committee shall have the exclusive right to interpret the terms and provisions of the Plan and to determine any and all questions arising under the Plan or in connection with the administration thereof, including, without limitation, the right to remedy or resolve possible ambiguities, inconsistencies, or omissions, by general rule or particular decision, with such interpretations or determinations to be finally conclusive and binding on all parties affected thereby. The Committee shall make, or cause to be made, all reports or other filings necessary to meet the reporting and disclosure requirements of ERISA which are the responsibility of "plan administrator" under ERISA. To the extent permitted by law, all findings of fact, determinations, interpretations, and decisions of the Committee shall be conclusive and binding upon all persons having or claiming to have any interest or right under the Plan.

          Notwithstanding any provision in the Plan to the contrary, Compensation Reduction Agreements and cancellations or amendments thereto, investment elections, changes or transfers, loans, withdrawal decisions, and any other decision or election by a Participant (or Beneficiary) under the Plan may be accomplished by electronic or telephonic means which are not otherwise prohibited by law and which are in accordance with procedures and/or systems approved or arranged by the Committee or its Administrative Delegate.

9.7       LIABILITY OF THE COMMITTEE

          The members of the Committee, and each of them, shall be free from liability for their acts and conduct in the administration of the Plan, and the Employer shall indemnify them and hold them, and each of them, harmless from the effects and consequences of their acts and conduct in their official capacity, except to the extent that such effects and consequences result from their failure to exercise ordinary care and reasonable diligence. In any event, the Committee shall be deemed to have exercised ordinary care and reasonable diligence if it shall have relied in good faith upon any written information furnished to it by an Employee or Participant, the Employer, the Investment Adviser, the


                                      95                                    37

Trustee, or by any actuary, employee benefit plan consultant, counsel, accountant or other person employed, with or without remuneration, by the Employer for purposes of the Plan.

9.8       APPLICABLE LAW

          The Plan will be construed and enforced in accordance with the laws of the State of Wisconsin and all provisions of the Plan will be administered in accordance with the laws of the said State, to the extent not superseded by ERISA.

9.9       PLAN FIDUCIARIES: ALLOCATION OF RESPONSIBILITIES AMONG THEM

          Under ERISA and Regulations pursuant to ERISA, the Employer, the Trustee, the Committee, the Plan Administrator and the Investment Adviser are "Plan Fiduciaries." All Plan Fiduciaries shall have only those specific powers, duties, responsibilities and obligations as are specifically given to them under the Plan document and the Trust Agreement. In general, the Employer, acting through a majority of its Board of Directors or its designated committee, shall have the sole responsibility to terminate the Plan, in whole or in part, in accordance with Section 11 hereof and sole responsibility to appoint and remove the Trustee. The Plan Administrator shall have ultimate responsibility for the administration of the Plan. The Committee shall determine an allocation of Plan assets in consideration of Plan liabilities, establish investment guidelines, select and evaluate money managers and investment alternatives and review and approve investment transactions and strategy. The Committee shall also have such other duties and responsibilities as are described in the applicable provisions of this Section 9 together with such other duties and responsibilities as may be delegated to them by a majority of the Board of Directors of the Employer or its designated committee or the Plan Administrator from time to time. The Trustee shall have the responsibility of the administration of the Trust and for the custody and management of the assets held in the Trust Fund to the extent provided in the Trust Agreement and any contracts or agreements entered into by and between the Trustee and the Investment Adviser.

9.10      RELIANCE ON CO-FIDUCIARIES

          Each Fiduciary may rely upon any direction, information or action of another Fiduciary as being proper under the Plan, and shall not, under normal circumstances, be required to inquire into the propriety of any such direction, information or action. Each Fiduciary shall be responsible for the proper exercise of his own powers, duties, responsibilities and obligations under this Plan and shall not be responsible for any breach of fiduciary responsibility by another Fiduciary ("other Fiduciary") unless he participates knowingly in, or knowingly undertakes to conceal an act or omission of such other Fiduciary, knowing such act or omission is a breach; or by his failure to comply with
Section 9 hereof in the administration of his specific responsibilities hereunder he has enabled such other Fiduciary to commit a breach; or he has knowledge of a breach by such other Fiduciary and fails to make reasonable efforts under the circumstances to


                                      96                                    38
remedy the breach. No Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

9.11      FIDUCIARY DUTIES

          All fiduciaries shall discharge their duties solely and exclusively in the interest of the Participants and Beneficiaries and for the exclusive purposes of providing benefits to Participants and their Beneficiaries and defraying the reasonable expenses of administering the Plan and Trust. They shall discharge their duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims.

9.12      PROHIBITED TRANSACTIONS TO BE AVOIDED

          The Fiduciaries shall not do any action prohibited under or in violation of Part 4 of Title I of ERISA or which would subject any person or the Employer to imposition of a tax under Section 4975 of the Code.

9.13      RECORDS AND REPORTS OF THE PLAN ADMINISTRATOR

          The Plan Administrator shall prepare, or cause to be prepared, and shall furnish, or cause to be furnished, to Participants and Beneficiaries, and to the Secretary of Labor or his delegate, and to the Secretary of the Treasury or his delegate, such plan descriptions, summaries, annual and other reports, registration statements, notifications and other documents as may be required by ERISA and the Code and regulations thereunder. The Plan Administrator shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA and the Code and regulations thereunder relating to records of the Service of all Participants and the percentage of their Accounts which is nonforfeitable under the Plan.

9.14      DATA SUPPLIED BY EMPLOYER

          The Employer shall advise the Committee, in writing, of all data which may be reasonably necessary in order to properly credit the Employer Contribution Matching Accounts or Compensation Reduction Accounts of Participants and to determine the proper allocation of respective Employer contributions; or to determine the eligibility, Compensation, Service, and other matters required to be determined relating to Employees of the Employer. The Plan Administrator or Committee shall be fully protected in acting upon any such data.


                                      97                                    39

9.15      PARTIAL EXCULPATION

          The Committee or the Plan Administrator (as appropriate) shall incur no personal liability of any nature in connection with any failure to act or in respect of any act taken in good faith in the management and administration of the Plan and in carrying out the directions of the Employer, except as may otherwise be provided by ERISA. The Committee or the Plan Administrator shall be indemnified and held harmless by the Employer from and against any such personal liability, including all expenses reasonably incurred in its defense.



                                      98                                    40

                SECTION 10 - PROVISIONS RELATING TO PARTICIPANTS

10.1      INFORMATION REQUIRED OF PARTICIPANTS

          Each Participant, and, if applicable, each Beneficiary of a deceased Participant, shall furnish the Committee (or the Plan Administrator) with such information as the Committee (or the Plan Administrator) shall deem necessary and desirable for purposes of administering the Plan, and the provisions of the Plan relating to any payments hereunder to or on account of any Participant, former or deceased Participant are conditional upon such person's furnishing promptly such true, full and complete information as the Committee (or the Plan Administrator) may request.

10.2      CLAIMS PROCEDURE

          (A) APPLICATIONS FOR BENEFITS NOT REQUIRED: A formal request for a distribution under the Plan is not required of any Participant or Beneficiary entitled thereto.

          (B) CLAIMS FOR BENEFITS NOT RECEIVED: Any claim for benefits not received shall be made in writing to the Committee (or the Plan Administrator). The Committee (or the Plan Administrator) shall consider such claim and shall, within sixty (60) days next following receipt of same either approve it or deny it. If the Committee (or the Plan Administrator) shall deny such claim, it shall, by written notice directed to the claimant at the address shown on the claim (or in the absence thereof, the last known address of the claimant, as shown on the records of the Employer) inform the claimant of such denial, including in such written notice, as a minimum, the following:

               (1)  The specific reason or reasons for the denial;

               (2) Reference to the specific provisions of the Plan, on which such denial is based;

               (3) A description of any additional material or information necessary for the claimant to perfect his claim and a brief description of why such additional information is necessary; and

               (4) A brief explanation of the appeals procedure which is available to him, which, in essence, is described in paragraph (C) below.

          (C) APPEALS PROCEDURE FOLLOWING INITIAL DENIAL OF CLAIM: Each claimant whose claim for a benefit under the Plan has been denied shall have the right to appeal the decision to the Committee (or the Plan Administrator) in accordance with the following procedures:

               (1) Such appeal must be in writing, over the signature of the claimant whose claim was so denied, and filed with the Committee (or the Plan Administrator),


                                      99                                    41
          addressed and delivered within the 60-day period next following the initial denial of same, either by hand or by the United States Postal Service, postage fully prepaid.

               (2) The claimant, or his duly authorized representative (such as, but not by way of limitation, legal counsel) shall have the right at all reasonable times to examine Plan documents related to his claim and to submit to the Committee (or the Plan Administrator), issues, comments and responses, provided that they shall be in writing and delivered to the Committee (or the Plan Administrator) as described in subparagraph (1) above.

               (3) The Committee (or the Plan Administrator) shall render its decision as promptly as practicable, but not later than sixty (60) days after receipt of the claimant's appeal from the initial denial by the Committee (or the Plan Administrator).

          (D)  NATURE OF CONTENT OF WRITTEN NOTICES TO CLAIMANTS:
Notwithstanding any provision hereof to the contrary, all written notices to claimants regarding their claims for benefits under the Plan, shall be expressed in terms calculated to be understood by the average claimant and shall include specific reasons for the decision -- whether for or against the claimant -- and specific references to the pertinent provisions of the Plan on which the decision was based.

10.3      RIGHTS IN TRUST FUND

          No Participant or other person shall have any interest in, or right to, any part of the earnings of the Trust Fund, or any rights under the Trust Fund, or any part of the assets thereof, except as and to the extent expressly provided in the Plan.

10.4      BENEFITS NOT ASSIGNABLE

          Except as provided in Code Section 401(a)(13), no Account in the Trust Fund shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be null and void; nor shall any such account be liable for, or subject to, the debts, contracts, liabilities, engagement, or torts of the person entitled to such Account.

10.5      CONDITIONS OF EMPLOYMENT NOT AFFECTED BY PLAN

          The establishment and maintenance of the Plan shall not be construed as conferring any legal rights upon any Employee to the continuation of his employment by the Employer, nor shall the Plan interfere with the right of the Employer to discharge any Employee or Participant.


                                     100                                    42

10.6      PAYMENTS PURSUANT TO A QUALIFIED DOMESTIC RELATIONS ORDER

          Notwithstanding the provisions of Section 10.4, the Plan will recognize a "qualified domestic relations order" which shall be a judgment, decree or order (including approval of a property settlement agreement) that meets the requirements of (A), (B), and (C) below:

          (A) the order must relate to child support, alimony, property rights to a spouse, former spouse, child or dependent of a Participant, and must be issued pursuant to a state domestic relations law;

          (B) the order must include (1) the name and address of the Participant and alternate payee, (2) the amount or percentage of benefits payable to the alternate payee (or the manner in which the amount or percentage is to be determined), (3) the period or number of payments involved, and (4) the exact name of the plan to which the order applies; and

          (C) the order cannot require a type or form of benefit or option not otherwise offered under the Plan, cannot require the Plan to provide increased benefits (determined on an actuarial basis), and cannot affect benefits already the subject of a previous qualified domestic relations order.

          A distribution to an alternate payee will be made at the time described in Section 6.9.

          The Committee shall notify any Participant and alternate payee of the receipt of any order by the Plan and shall inform such Participant and alternate payee of the Plan's procedures for determining whether the order meets the requirements described above in this Section 10.6. Such procedures shall comply with the requirements set forth in Code Section 414(p) and Section 206(d) of ERISA, and any written guidelines that may be issued by the Committee, which shall form part of the Plan, describing the procedures for determining qualified domestic relations orders.


                                     101                                    43

      SECTION 11 - MERGER OR CONSOLIDATION OF PLAN; TERMINATION; AMENDMENT

11.1      MERGER, TRANSFER OR CONSOLIDATION OF PLAN WITH OTHER PLANS

          The Plan may be merged or consolidated with or the assets transferred from or to any other retirement plan or program. In the event that the Plan shall be merged or consolidated with, or the assets thereof transferred from or to, any such retirement plan or program, then the benefits standing to the credit of each Participant, former Participant, Beneficiary or other person entitled to benefits hereunder at that time which would become payable if the Plan were then terminated, shall not be diminished as a result of such merger, consolidation or transfer of assets, and such merger, consolidation or transfer of assets shall comply in all respects with Section 414(l) of the Code.

11.2      FUTURE OF THE PLAN; AMENDMENT

          The Company does hereby expressly and specifically reserve the sole and exclusive right at any time by action of the Committee to amend, modify, or terminate the Plan. The Committee's right of amendment, modification, or termination as aforesaid shall not require the assent, concurrence, or any other action by any Employer notwithstanding that such action may relate in whole or in part to persons in the employ of the Employer. However, no such modification or amendment shall permit any part of the Trust Fund, other than such part as is required to be disbursed in order to meet expenses involved in its termination, to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants, their Beneficiaries, or their estates, and provided further, that no such modification or amendment shall operate to reduce or eliminate the Account of any Participant or other person acquired prior to the effective date of such modification or amendment unless such Participant or other person and all such persons shall have consented to such modification or amendment, in writing.

          If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least three (3) years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end in the latest of:
(1) sixty (60) days after the amendment is adopted, (2) sixty (60) days after the amendment becomes effective, or (3) sixty (60) days after the Participant is issued written notice of the amendment by the Employer. Furthermore, no amendment to the Plan shall have the effect of decreasing a Participant's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted or the date it becomes effective.


                                     102                                    44

11.3      TERMINATION OF THE PLAN

          While each Employer contemplates carrying out the provisions of the Plan indefinitely with respect to its Employees, no Employer shall be under any obligation or liability whatsoever to maintain the Plan for any minimum or other period of time. The Company does hereby expressly and specifically reserve the sole and exclusive right at any time by action of the Board of Directors of the Company to terminate the Plan. The Company's right of termination as aforesaid shall not require the assent, concurrence, or any other action by any Employer notwithstanding that such action by the Company may relate in whole or in part to persons in the employ of the Employer.

          The Plan may be terminated in whole or in part at any time by appropriate action of the Board of Directors of the Company or its designee. Upon any termination of the Plan in its entirety, or with respect to any Employer, the Company shall give written notice thereof to the Plan Administrator, the Trustee, and any Employer involved.

          In the event an Employer terminates its connection with the Plan, or in the event an Employer is dissolved, liquidated, or shall by appropriate legal proceedings be adjudged bankrupt or declared insolvent, or in the event judicial proceedings of any kind result in the involuntary dissolution of an Employer, the Plan shall be terminated with respect to such Employer. The merger, consolidation, or reorganization of an Employer, or the sale by it of all or substantially all of its assets, shall not terminate the Plan if there is delivery to such Employer by the Employer's successor or by the purchaser of all or substantially all of the Employer's assets, of a written instrument requesting that the successor or purchaser be substituted for the Employer and agreeing to perform all the provisions hereof which such Employer is required to perform. Upon the receipt of said instrument, with the approval of the Company, the successor, or the purchaser shall be substituted for such Employer herein, and such Employer shall be relieved and released from any obligations of any kind, character, or description herein or in any trust agreement imposed upon it.

          In the event of any such full or partial termination of the Plan, or the permanent discontinuance of contributions hereunder, the rights of each Participant to the credit balance of his individual Accounts then held under the Plan shall be fully vested and nonforfeitable. As promptly as practicable after any such event, the Plan Administrator shall direct distribution of the assets of the Trust Fund -- after allowance for the expenses of any such termination or discontinuance -- as then constituted, in the amount required to pay to each Participant concerned the credit balance, if any, to his Accounts, determined as of the date of such termination or discontinuance, and shall direct distribution of the assets of the Trust Fund in the proportion which the credit balances to all Participants' Accounts bear to each other, without reference to the period of Service of the Participants.

          Such distribution shall be effected, at the advice and direction of the Plan Administrator, in respect of all Participants affected, either by (I) the immediate distribution of the amounts then due and payable to the Participants -- or, if applicable, to their


                                     103                                    45

Beneficiaries -- or (ii) by retaining their Accounts hereunder and effecting distributions thereof in accordance with the provisions of Section 6.4.




                                     104                                    46

                     SECTION 12 - TOP HEAVY PLAN PROVISIONS

12.1      TOP HEAVY PLAN DEFINITIONS

          Definitions relating to Top Heavy Plan provisions are as follows:

          (A) TOP HEAVY: This Plan shall be considered "Top Heavy" if, as of the Determination Date, the aggregate of the Accounts of Key Employees under the Plan exceeds sixty percent (60%) of the aggregate of the Accounts of all Participants under the Plan, as determined in accordance with Code Section 416(g). Such determination shall be made after aggregating all other plans of the Employer which are included in the Required Aggregation Group and after aggregating any other such plan(s) of the Employer which may be included in the Permissive Aggregation Group, if such permissive aggregation thereby eliminates the Top Heavy status of any plan within such Permissive Aggregation Group. The Plan shall be deemed "Super Top Heavy" if, as of the Determination Date, the Plan would meet the test specified above for being a Top Heavy plan if ninety percent (90%) were substituted for sixty percent (60%) in each place it appears in this subsection (A).

          Any rollover contribution by a Participant shall not be taken into account in determining whether the Plan is Top Heavy (or whether any aggregation group which includes the Plan is a Top Heavy group).

          If any Participant is a Non-Key Employee with respect to the Plan for any Plan Year, but such Participant was a Key Employee with respect to the Plan for any prior Plan Year, any Account balance of such Participant shall not be taken into account for purposes of determining whether the Plan is Top Heavy.

          Notwithstanding the above, if an individual has not performed services for the Employer at any time during the 5-year period ending on the Determination Date, any Account balance of such individual shall not be taken into account in determining whether the Plan is Top Heavy.

          (B) DETERMINATION DATE: For purposes of determining whether the Plan is Top Heavy for a particular Plan Year, "the Determination Date" shall be the last day of the Plan Year.

          (C) TOP HEAVY VALUATION DATE: For purposes of determining the value of the Plan Accounts under this Section 12, the "Top Heavy Valuation Date", shall be the same date as the Determination Date.

          (D) KEY EMPLOYEE: A Key Employees is any Employee (including a Beneficiary of such Employee) who at any time during the Plan Year or any of the four (4) preceding Plan Years is one of the following:


                                     105                                    47

               (1) An officer of the Employer or an Affiliated Employer (but in no event shall more than fifty (50) Employees, or if less, the greater of three (3) or ten percent (10%) of all Employees be taken into account under this paragraph (1) as Key Employees). Notwithstanding, an officer of the Employer will not be considered a Key Employee under this subsection unless he earned more than one-half (1/2) times an amount equal to the dollar limit under Code
          Section 415(b)(1)(A) adjusted each Plan Year to take into account any applicable cost-of-living adjustment provided for that year pursuant to regulations promulgated by the Secretary of the Treasury or his delegate under Section 415(d) of the Code;

               (2) One of the ten (10) Employees owning (or considered as owning within the meaning of Code Section 318) both a one-half percent
          (1/2%) interest and the largest interests of the Employer if such Employee's annual Compensation is in excess of the dollar limit (adjusted for cost-of-living) as set forth in Code Section 415(c)(1)(A);

               (3) A person owning (or considered as owning within the meaning of Code Section 318) more than five percent (5%) of the total combined voting power of the Employer; or

               (4) A person who has an annual Compensation from the Employer of more than one hundred fifty thousand dollars ($150,000) and would be described in paragraph (3) hereof if one percent (1%) were substituted for five percent (5%). Notwithstanding, for purposes of applying Code
          Section 318 to the provisions of this subsection (D), subparagraph (C) of Code Section 318(a)(2) shall be applied by substituting five percent (5%) for fifty percent (50%). In addition, the rules of subsections (b), (d) and (m) of Code Section 414 shall not apply for purposes of determining ownership in the Employer under this subsection (D).

          (E) NON-KEY EMPLOYEE: A "Non-Key Employee" is any Employee (including a Beneficiary of such Employee) who is not a Key Employee.

          (F) REQUIRED AGGREGATION GROUP: For purposes of determining whether the Plan is Top Heavy for a particular Plan Year, the "Required Aggregation Group" shall include (1) each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated) and (2) any other qualified plan of the Employer which enables a plan described in (1) above, to meet the requirements of Sections 401(a)(4) or 410 of the Code.

          (G) PERMISSIVE AGGREGATION GROUP: For purposes of determining whether the Plan is Top Heavy for a particular Plan Year, the "Permissive Aggregation Group" shall include the Required Aggregation Group of plans plus any other plans of the Employer which when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.


                                     106                                    48

12.2      MINIMUM CONTRIBUTION REQUIREMENT

          The minimum contribution allocation for such Plan Year for each Participant who is a Non-Key Employee shall be in an amount equal to at least three percent (3%) of such Participant's Compensation for such Plan Year. Such Non-Key Employee shall receive a minimum contribution allocation regardless of whether he completed 1,000 Hours of Service within such Plan Year.

          Notwithstanding the foregoing minimum contribution requirement as outlined above, such contribution shall be reduced in the following circumstances:

               (A) The percentage minimum contribution required hereunder shall in no event exceed the percentage contribution made for the Key Employee for whom such percentage is the highest for the Plan Year after taking into account contributions or benefits under other qualified plans in this Plan's Required Aggregation Group; and

               (B) No minimum contribution will be required (or the minimum contribution will be reduced, as the case may be) for a Participant under this Plan for any Plan Year if the Employer maintains another qualified plan under which a minimum benefit or contribution is being accrued or made for such year in whole or in part for the Participant in accordance with Code Section 416(c).

12.3      ADJUSTMENT TO OVERALL CODE SECTION 415 LIMITATIONS

          If, during any Limitation Year, the Plan is Top Heavy, the Plan Administrator shall apply the limitations of Section 4.8 to the Participant by substituting 1.0 for 1.25 each place it appears in the fractions described in that Section. This Section 12.4 shall apply only if:

          (1) The Plan could satisfy Section 12.2 if four percent (4%) were substituted for three percent (3%); and

          (2)  The Plan is not Super Top Heavy.


                                     107                                    49

IN WITNESS WHEREOF, United Wisconsin Services, Inc., and Blue Cross
& Blue Shield United of Wisconsin, by their duly authorized officers, have caused these presents to be signed on this ____ day of __________________, 1997.


                                       UNITED WISCONSIN SERVICES, INC.


                                       ----------------------------------


                                       BLUE CROSS & BLUE SHIELD UNITED OF
                                       WISCONSIN


                                       ----------------------------------


CORPORATE SEAL
ATTEST:


------------------------------------------
Secretary


--------------------


                                     108                                    50

                      SCHEDULE A - PARTICIPATING EMPLOYERS
                             (As of January 1, 1993)

Blue Cross & Blue Shield United of Wisconsin
United Wisconsin Services, Inc.
United Wisconsin Insurance Company
Compcare Health Services Insurance Corporation
Take Control, Inc.
United Wisconsin Life Insurance Company
Valley Health Plan, Inc.
Meridian Resource Corporation
United Wisconsin Proservices, Inc.

                             (As of January 1, 1995)

Blue Cross & Blue Shield United of Wisconsin
United Wisconsin Services, Inc.
United Wisconsin Insurance Company
Compcare Health Services Insurance Corporation
  (Including West Allis Dental Group)
Meridian Managed Care, Inc. (formerly Take Control, Inc.)
United Wisconsin Life Insurance Company
Valley Health Plan, Inc.
Meridian Resource Corporation
United Wisconsin Proservices, Inc.
Meridian Marketing Services, Inc.
Hometown Insurance Services, Inc.


                             (As of January 1, 1997)

Blue Cross & Blue Shield United of Wisconsin
United Wisconsin Services, Inc.
United Wisconsin Insurance Company
Compcare Health Services Insurance Corporation
Meridian Managed Care, Inc. (formerly Take Control, Inc.)
Valley Health Plan, Inc.
Meridian Resource Corporation
United Wisconsin Proservices, Inc.
Meridian Marketing Services, Inc.
Hometown Insurance Services, Inc.
United Heartland, Inc.



                                     109                                    51

                      SCHEDULE B - EXCLUDED EMPLOYEE GROUPS
                             (As of January 1, 1993)

West Allis Dental Group (a division of Compcare Health Services Insurance
  Corporation)

                             (As of January 1, 1995)

HMO of Wisconsin Insurance Corporation
HMO-W, Inc.
United Heartland, Inc.

                             (As of January 1, 1997)


Accountable Health Plans, Inc.
Accountable Health Plan of the Carolinas, Inc.
Advance Medical Security, Inc.
American Medical Security Holdings, Inc.
American Medical Security, Inc.
AMS HMO Holdings, Inc.
AMS Provider Partnerships, Inc.
American Medical Security Health Plans, Inc.
American Medical Security Insurance Company
American Medical Security Insurance Company of Georgia
American Medical Security Health Plan, Inc. (DBA American Medical Healthcare) Atlantic Health Plans, Inc.
CNR Health, Inc.
Community Health Plan, Inc.
Continental Plan Services, Inc.
Crescent Medical Partnerships, Inc.
HMO-W, Inc.
Nurse Healthline, Inc.
Personal Physician Care, Inc.
U&C Real Estate Partnership
United Wisconsin Life Insurance Company
Unity Health Plans Insurance Corporation (formerly HMO of Wisconsin Insurance
   Corporation)
Unity HMO of Illinois, Inc.


                                     110                                    52

                         SPECIAL BENEFIT SCHEDULE NO. 1
                     West Allis Dental Group Retirement Plan

          Pursuant to Section 2.40 of the Plan, this Special Benefit Schedule is made a part of the Plan as of the Effective Date set forth below and supersedes any provisions of the Plan which are not consistent with this Special Benefit Schedule.

          1. PARTICIPANTS COVERED: This Special Benefit Schedule modifies and supplements the provisions of the Plan in connection with the transfer of assets into the Plan from the West Allis Dental Group Retirement Plan (the "West Allis Plan"). The Participants covered by this Special Benefit Schedule are the Participants who immediately prior to the Effective Date were participants in the West Allis Plan.

          2.  EFFECTIVE DATE: December 31, 1994.

          3. ELIGIBILITY: A participant in the West Allis Plan immediately prior to the Effective Date shall become a Participant in the Plan on the Effective Date but shall not receive any Employer Matching Contributions under the Plan for the 1994 Plan Year. Any other employee of the West Allis Dental Group operating unit of Compcare Health Services Insurance Corporation shall become eligible to participate in the Plan on the later of the Effective Date or the date such employee would otherwise become eligible to participate in accordance with the provisions of Section 3 of the Plan.

          4. TRANSFER OF ASSETS: The West Allis Plan shall be terminated and the assets of the West Allis Plan transferred to the Plan effective December 31, 1994, and the assets and liabilities of the West Allis Plan shall become the assets and liabilities of the Plan effective with the transfer of assets and liabilities, in accordance with Section 414 (l) of the Code. Effective with the date of the asset transfer, the provisions of the Plan shall apply to the transferred account balances from the West Allis Plan, with the modifications set forth below.

          5. VESTING: A Participant covered by this Special Benefit Schedule shall at all times be 100% vested in his Account Balance attributable to his transferred account balance from the West Allis Plan. Service of Participants covered by this Special Benefit Schedule shall include service with the West Allis Dental Group.

          6. SPECIAL DISTRIBUTION PROVISIONS: The provisions of this paragraph 6 shall apply only with respect to that portion of a Participant's benefit which is attributable to amounts transferred to this Plan from the West Allis Plan.

               (a) Notwithstanding Section 6.4 of the Plan, a Participant shall receive his benefits as follows:

                    (i) A Participant who is entitled to receive a distribution upon his Retirement, Permanent Disability, or termination of employment, shall, unless


                                     111                                    53
               the Participant elects otherwise in accordance with Section (v) below, receive his benefits in the Qualified Joint and Survivor Annuity Form. The Qualified Joint and Survivor Annuity Form means, for a Participant who has a spouse, an annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse, where the survivor annuity is 50% of the amount of the annuity payable during the joint lives of the Participant and the Participant's spouse. The Qualified Joint and Survivor Annuity form means, for a Participant who has no spouse, an annuity for the life of the Participant.

                    (ii) A Participant's death benefit shall be paid in the form of a Qualified Pre-retirement Survivor Annuity for a Participant who has a spouse to whom he has been continuously married throughout the one-year period ending on the date of his death. The Qualified Pre-retirement Survivor Annuity means a life annuity payable to the surviving spouse of a Participant who dies before benefits become payable under the Plan. The Beneficiary of a Participant who does not have a spouse who is entitled to a Qualified Pre-retirement Survivor Annuity shall receive a single sum payment.

                    (iii) The optional forms of retirement benefit shall include the following, in addition to the benefit forms described in
               Section 6.4(A) of the Plan:

                         (A) A straight life annuity.

                         (B) Single life annuities with periods certain of five,
                    ten, and fifteen years.

                         (C) Survivorship life annuities with survivorship
                    percentages of 50, 66 2/3, or 100.

                    (iv) Any optional forms of death benefit shall include the benefit forms described in Section 6.4(B) of the Plan and any annuity that is an optional form of retirement benefit.

                    (v) Any election of an optional form of benefit must be made in writing by the Participant during the election period. If the Participant is married, the election must be consented to by the Participant's spouse and must meet the following requirements:

                         (A) The spouse must consent to a specific beneficiary and a particular form of benefit. The spouse's consent must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent will not be required if it is established to the Administrative Committee that the required consent cannot be obtained because the spouse cannot be located, or other circumstances that may be prescribed by Treasury regulations. The


                                     112                                    54
                    election may be revoked by the Participant in writing without the consent of the spouse at any time during the election period described in subparagraph (B) below. Any new election must comply with the requirements of this subparagraph (A). A former spouse's waiver shall not be binding on a new spouse.

                         (B) The election period to waive the Qualified Joint and Survivor Annuity form shall be the 90-day period, the last day of which is the "annuity starting date." For purposes of this Section, "annuity starting date" means the first day of the first period for which an amount is received as an annuity. Any elections may not be changed after the Participant's annuity starting date.

                         (C) A Participant's failure to waive the Qualified Joint and Survivor Annuity form will not result in a decrease in any Plan accrued benefit with respect to such Participant.

                         (D) An election to waive the Qualified Pre-retirement Survivor Annuity form may be made at any time. An election to waive the Qualified Preretirement Survivor Annuity form which is made before the first day of the Plan Year in which he reaches age 35 shall become invalid on such date, unless the Participant's employment terminates prior to such date.

                    (vi) The Committee shall furnish the Participant and the
               Participant's spouse a written explanation in non-technical language of the Qualified Joint and Survivor Annuity form of benefit, the Qualified Pre-retirement Survivor Annuity form of benefit, the optional forms of retirement benefits and the right of the Participant and the Participant's spouse to defer distributions. The written explanation of the Qualified Joint and Survivor Annuity shall be provided no less than 30 days and no more than 90 days before the annuity starting date. The written explanation of the Qualified Pre-retirement Survivor Annuity shall be given to Participants in the period beginning on the first day of the Plan Year the Participant attains age 32 and ending on the last day of the Plan Year the Participant attains age 35, or, if earlier, when the Participant terminates employment.

               (b) The Participant's Early Retirement Date shall be the date as of which he has attained 55 and terminated employment. The Participant shall be fully vested as of such Early Retirement Date and shall be entitled to receive benefits from the Plan as of such date.


                                     113                                    55

                      SPECIAL BENEFIT SCHEDULE NO. 2
                  Hometown Insurance Services Employees

Pursuant to Section 2.40 of the Plan, this Special Benefit Schedule is made a part of the Plan as of the January 1, 1995 and supersedes any provisions of the Plan which are not consistent with this Special Benefit Schedule. The Participants covered by this Special Benefit Schedule are the Participants listed below ("Hometown Employees") who were employed by the Employer (doing business as Hometown Insurance Services) on December 31, 1994.

          Chris Bruni                    Cindy Olson
          Tom Burns                      Bruce Ohlsen
          Bev Comer                      George Tervalon
          Debrah Gunderson               Lisa Tranberg
          Richard Laufenberg             Christine Walder
          Jim Malicki

1.  A Hometown Employee may elect to participate in the Plan as of the later of
(i) January 1, 1995 or (ii) the first day of the calendar quarter coincident or next following the first anniversary of his date of hire with HMO of Wisconsin Insurance Corporation, HMO-W, Inc., University Health Care, Inc., U-Care HMO, Inc., or Unity Health Plans Insurance Corporation (a "Hometown Related Employer").

2. For purposes of determining pursuant to Section 6.2 the vested percentage of his Employer Matching Contributions Account, the Plan shall recognize, in addition to his Service with an Employer on and after January 1, 1995, all periods of a Participant's employment with a Hometown Related Employer prior to January 1, 1995.



                                     114                                    56

                         SPECIAL BENEFIT SCHEDULE NO. 3
                       United Heartland, Inc. Savings Plan
                       United Heartland, Inc. Pension Plan

          Pursuant to Section 2.40 of the Plan, this Special Benefit Schedule is made a part of the Plan as of the Effective Date set forth below and supersedes any provisions of the Plan which are not consistent with this Special Benefit Schedule.

          1. PARTICIPANTS COVERED: This Special Benefit Schedule modifies and supplements the provisions of the Plan in connection with the transfer of assets into the Plan from the United Heartland, Inc. Savings Plan ("UH Savings Plan") and the United Heartland, Inc. Pension Plan ("UH Pension Plan") (collectively, the "UH Plans"). The Participants covered by this Special Benefit Schedule are the Participants who immediately prior to the Effective Date were participants in the UH Plans.

          2.  EFFECTIVE DATE: December 31, 1996.

          3. ELIGIBILITY: A participant in the UH Plans immediately prior to the Effective Date shall become a Participant in the Plan on the Effective Date. Any other employee of United Heartland, Inc. shall become eligible to participate in the Plan on the later of the Effective Date or the date such employee would otherwise become eligible to participate in accordance with the provisions of Section 3 of the Plan.

          4. TRANSFER OF ASSETS: The UH Plans shall be terminated and the assets of the UH Plans transferred to the Plan effective as of the Effective Date and the assets and liabilities of the UH Plans shall become the assets and liabilities of the Plan effective with the transfer of assets and liabilities, in accordance with Section 414(l) of the Code. Effective with the date of the asset transfer, the provisions of the Plan shall apply to the transferred account balances from the UH Plans, with the modifications set forth in this Special Benefit Schedule.

          5. VESTING: A Participant covered by this Special Benefit Schedule shall at all times be 100% vested in his Account balance attributable to salary
deferrals in his transferred account balance from the UH Savings Plan.   As of
the Effective Date, a Participant covered by this Special Benefit Schedule actively employed by United Heartland, Inc. on the Effective Date shall become vested in his transferred account balance from the UH Savings Plan attributable to matching contributions in the same manner as his Employer Matching Contribution Account under Section 6.2. As of the Effective Date, a Participant covered by this Special Benefit Schedule actively employed by United Heartland, Inc. on the Effective Date shall become vested in his transferred account balance from the UH Pension Plan in the same manner as his Employer Matching Contribution Account under Section 6.2. Participants covered by this Special Benefit Schedule who are NOT actively employed by United Heartland, Inc. on the Effective Date shall be fully vested only after completing five (5) Years of Service. For vesting purposes hereunder, Service of Partici-


                                     115                                    57
pants covered by this Special Benefit Schedule shall include service with United Heartland, Inc., as computed under the elapsed time method used by the UH Plans.

          6. SPECIAL DISTRIBUTION PROVISIONS: The provisions of this paragraph 6 shall apply only with respect to that portion of a Participant's benefit which is attributable to amounts transferred to this Plan from the UH Plans.

          (a) Notwithstanding Section 6.4 of the Plan, a Participant shall receive his benefits as follows:

               (i) A Participant who is entitled to receive a distribution upon his Retirement, Permanent Disability, or termination of employment, shall, unless the Participant elects otherwise in accordance with Section (v) below, receive his benefits in the Qualified Joint and Survivor Annuity form. The Qualified Joint and Survivor Annuity form means, for a Participant who has a spouse, an annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse, where the survivor annuity is 50% of the amount of the annuity payable during the joint lives of the Participant and the Participant's spouse. The Qualified Joint and Survivor Annuity form means, for a Participant who has no spouse, an annuity for the life of the Participant.

               (ii) A Participant's death benefit shall be paid in the form of a Qualified Pre-retirement Survivor Annuity for a Participant who has a spouse to whom he has been continuously married throughout the one-year period ending on the date of his death. The Qualified Pre-retirement Survivor Annuity means a life annuity payable to the surviving spouse of a Participant who dies before benefits become payable under the Plan. The Beneficiary of a Participant who does not have a spouse who is entitled to a Qualified Pre-retirement Survivor Annuity shall receive a single sum payment.

               (iii) The optional forms of retirement benefit shall include the following, in addition to the benefit forms described in Section 6.4(A) of the Plan:

                    (A) A straight life annuity.

                    (B) Single life annuities with periods certain of five, ten, and fifteen years.

                    (C) Survivorship life annuities with survivorship
               percentages of 50, (66- 2/3), or 100.

               (iv) Any optional forms of death benefit shall include the benefit forms described in Section 6.4(B) of the Plan and any annuity that is an optional form of retirement benefit.


                                     116                                    58

               (v) Any election of an optional form of benefit must be made in writing by the Participant during the election period. If the Participant is married, the election must be consented to by the Participant's spouse and must meet the following requirements:

                    (A) The spouse must consent to a specific beneficiary and a particular form of benefit. The spouse's consent must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent will not be required if it is established to the Administrative Committee that the required consent cannot be obtained because the spouse cannot be located, or other circumstances that may be prescribed by Treasury regulations. The election may be revoked by the Participant in writing without the consent of the spouse at any time during the election period described in subparagraph (B) below. Any new election must comply with the requirements of this subparagraph (A). A former spouse's waiver shall not be binding on a new spouse.

                    (B) The election period to waive the Qualified Joint and Survivor Annuity form shall be the 90-day period, the last day of which is the "annuity starting date." For purposes of this Section, "annuity starting date" means the first day of the first period for which an amount is received as an annuity. Any elections may not be changed after the Participant's annuity starting date.

                    (C) A Participant's failure to waive the Qualified Joint and Survivor Annuity form will not result in a decrease in any Plan accrued benefit with respect to such Participant.

                    (D) An election to waive the Qualified Pre-retirement Survivor Annuity form may be made at any time. An election to waive the Qualified Preretirement Survivor Annuity form which is made before the first day of the Plan Year in which he reaches age 35 shall become invalid on such date, unless the Participant's employment terminates prior to such date.

                    (vi) The Committee shall furnish the Participant and the
               Participant's spouse a written explanation in non-technical language of the Qualified Joint and Survivor Annuity form of benefit, the Qualified Pre-retirement Survivor Annuity forms of benefit, the optional forms of retirement benefits and the right of the Participant and the Participant's spouse to defer distributions. The written explanation of the Qualified Joint and Survivor Annuity shall be provided no less than 30 days and no more than 90 days before the annuity starting date. The written explanation of the Qualified Pre-retirement Survivor Annuity shall be given to Participants in the period beginning on the first day of the Plan Year the Participant attains age 32 and ending on the last day of the Plan Year the Participant attains age 35, or if earlier when the Participant terminates employment.


                                     117                                    59

          (b) The Participant's Early Retirement Date with respect to the UH Savings Plan shall be the date as of which he has attained age 55, completed six
(6) years of service, and terminated employment. The Participant shall be fully vested as of such Early Retirement Date and shall be entitled to receive benefits from the Plan as of such date.

          (c) A Participant covered by this Special Benefit Schedule shall be entitled to receive a Hardship Distribution pursuant to Section 6.8 of the Plan with respect to his Employer Matching Contribution Account in addition to such other Accounts from which Hardship Distributions are otherwise available under the Plan.


                                     118                                    60

                         SPECIAL BENEFIT SCHEDULE NO. 4
                         EDS Deferred Compensation Plan

          Pursuant to Section 2.40 of the Plan, this Special Benefit Schedule for former Electronic Data Systems Corporation ("EDS") employees is made a part of the Plan as of the Effective Date set forth below and supersedes any provisions of the Plan which are not consistent with this Special Benefit Schedule.

          1. PARTICIPANTS COVERED: This Special Benefit Schedule modifies and supplements the provisions of the Plan in connection with the transfer of assets into the Plan from the EDS Deferred Compensation Plan (the "EDS Plan"). The Participants covered by this Special Benefit Schedule are the Participants who immediately prior to the Effective Date were participants in the EDS Plan.

          2.  EFFECTIVE DATE: January 1, 1997.

          3. ELIGIBILITY: A participant in the EDS Plan immediately prior to the Effective Date shall become a Participant in the Plan on the Effective Date.

          4. TRANSFER OF ASSETS: Certain assets of the EDS Plan shall be transferred to the Plan and the assets and liabilities of the EDS Plans shall become the assets and liabilities of the Plan effective with the transfer of assets and liabilities, in accordance with Section 414 (l) of the Code. Effective with the date of the asset transfer, the provisions of the Plan shall apply to the transferred account balances from the EDS Plan, with the modifications set forth in this Special Benefit Schedule.

          5. VESTING: A Participant covered by this Special Benefit Schedule shall at all times be 100% vested in his Account balance transferred from the EDS Plan. For vesting purposes hereunder, Service of Participants covered by this Special Benefit Schedule shall include service with EDS.

          6. SPECIAL DISTRIBUTION PROVISIONS: The provisions of this paragraph 6 shall apply only with respect to that portion of a Participant's benefit which is attributable to amounts transferred to this Plan from the EDS Plan.

          (a) Notwithstanding Section 6.4 of the Plan, a Participant shall receive his benefits as follows:

               (i) A Participant who is entitled to receive a distribution upon his Retirement, Permanent Disability, or termination of employment, shall, unless the Participant elects otherwise in accordance with Section (v) below, receive his benefits in the Qualified Joint and Survivor Annuity form. The Qualified Joint and Survivor Annuity form means, for a Participant who has a spouse, an annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse, where the survivor annuity is 50% of the amount of the annuity payable during the joint lives


                                     119                                    61
          of the Participant and the Participant's spouse. The Qualified Joint and Survivor Annuity form means, for a Participant who has no spouse, an annuity for the life of the Participant.

               (ii) A Participant's death benefit shall be paid in the form of a Qualified Pre-retirement Survivor Annuity for a Participant who has a spouse to whom he has been continuously married throughout the one
          (1) year period ending on the date of his death. The Qualified Pre-retirement Survivor Annuity means a life annuity payable to the surviving spouse of a Participant who dies before benefits become payable under the Plan. The Beneficiary of a Participant who does not have a spouse who is entitled to a Qualified Pre-retirement Survivor Annuity shall receive a payment in one of the optional forms identified in (iii) below.

               (iii) The optional forms of retirement benefit shall include a straight life annuity in addition to the benefit forms described in
          Section 6.4(A) of the Plan.

               (iv) Any optional forms of death benefit shall include the benefit forms described in Section 6.4(b) of the Plan and any annuity that is an optional form of retirement benefit.

               (v) Any election of an optional form of benefit must be made in writing by the Participant during the election period. If the Participant is married, the election must be consented to by the Participant's spouse and must meet the following requirements:

                    (A) The spouse must consent to a specific beneficiary and a particular form of benefit. The spouse's consent must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent will not be required if it is established to the Administrative Committee that the required consent cannot be obtained because the spouse cannot be located, or other circumstances that may be prescribed by Treasury regulations. The election may be revoked by the Participant in writing without the consent of the spouse at any time during the election period described in subparagraph (B) below. Any new election must comply with the requirements of this subparagraph (A). A former spouse's waiver shall not be binding on a new spouse.

                    (B) The election period to waive the Qualified Joint and
               Survivor Annuity form shall be the 90-day period, the last day of which is the "annuity starting date." For purposes of this Section, "annuity starting date" means the first day of the first period for which an amount is received as an annuity. Any elections may not be changed after the Participant's annuity starting date.


                                     120                                    62

                    (C) A Participant's failure to waive the Qualified Joint and
               Survivor Annuity form will not result in a decrease in any Plan accrued benefit with respect to such Participant.

                    (D) An election to waive the Qualified Pre-retirement
               Survivor Annuity form may be made at any time. An election to waive the Qualified Preretirement Survivor Annuity form which is made before the first day of the Plan Year in which he reaches age 35 shall become invalid on such date, unless the Participant's employment terminates prior to such date.

               (vi) The Committee shall furnish the Participant and the Participant's spouse a written explanation in non-technical language of the Qualified Joint and Survivor Annuity form of benefit, the Qualified Pre-retirement Survivor Annuity forms of benefit, the optional forms of retirement benefits and the right of the Participant and the Participant's spouse to defer distributions. The written explanation of the Qualified Joint and Survivor Annuity shall be provided no less than 30 days and no more than 90 days before the annuity starting date. The written explanation of the Qualified Pre-retirement Survivor Annuity shall be given to Participants in the period beginning on the first day of the Plan Year the Participant attains age 32 and ending on the last day of the Plan Year the Participant attains age 35, or if earlier when the Participant terminates employment.

          (b) The Participant's Early Retirement Date shall be the date as of which he has attained Age 55 and terminated employment. The Participant shall be fully vested as of such Early Retirement Date and shall be entitled to receive benefits from the Plan as of such date.

          (c) A Participant covered by this Special Benefit Schedule shall be entitled to receive the Hardship Distribution pursuant to Section 6.8 of the Plan with respect to the Participant's entire Account as of December 31, 1988 in addition to such other Accounts from which Hardship Distributions are available under the Plan.

          (d) A Participant covered by this Special Benefit Schedule shall be entitled to receive in- service withdrawals at age 59-1/2.

          7. SPECIAL ACCOUNT PROVISIONS: An Employee Contribution Account shall be established under the Plan to hold any voluntary contributions made to the EDS Plan and the earnings thereon. Such Employee Contribution Account shall be subject to the withdrawal provisions of Section 6.8 of the Plan.


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